Exhibit 99.1

[Computational Material]

COMPUTATIONAL MATERIALS DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Please contact the BAS Syndicate Desk for additional information at 212.847.5095.

Subject to Revision
Term Sheet dated June 6, 2005

$998,956,000
(Approximate)
CENTEX HOME EQUITY LOAN TRUST 2005-C
Centex Home Equity Loan Asset-Backed Certificates, Series 2005-C
Centex Home Equity Company, LLC
Originator and Servicer
CHEC Funding, LLC
Depositor

The certificates described herein (the "Certificates") are asset-backed securities to be issued by the Centex Home Equity Loan Trust 2005-C (the "Trust").  The sole source of payments on the Certificates will be the property of the Trust, which will include closed-end fixed rate and adjustable rate home equity loans (the "Home Equity Loans").  The Certificates will represent interests in the Trust only and will not be guaranteed by or represent interests in or obligations of Centex Home Equity Company, LLC or any of its affiliates.

This term sheet (the "Term Sheet") contains structural and collateral information and certain statistical analyses with respect to the Certificates and the Trust.  The information contained in this Term Sheet is preliminary, limited in nature and may be changed.  All the information in this Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement and prospectus relating to the offering of the Certificates.  The information contained herein addresses only certain limited aspects of the Certificates' characteristics, and does not purport to provide a complete assessment thereof.  As such, the information may not reflect the impact of all structural characteristics of the Certificates or any changes made to the structure of the Certificates after the date hereof.  Additional information will be contained in the prospectus supplement and prospectus.  Prospective purchasers are urged to read the prospectus supplement and prospectus carefully.  Both documents will contain information a prospective purchaser should consider when making an investment decision.

Although a registration statement (including a prospectus and a form of prospectus supplement) relating to the securities described herein has been filed with the Securities and Exchange Commission and is effective, as of the date of this Term Sheet the actual prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission.  Sales of the Certificates may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus.  This Term Sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Certificates in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable laws of any such state or other jurisdiction.

Neither the Securities and Exchange Commission nor any state securities commission has approved of the Certificates or determined if this Term Sheet is accurate or complete. Any representation to the contrary is a criminal offense.

BANC OF AMERICA SECURITIES LLC

CITIGROUP

CREDIT SUISSE FIRST BOSTON

RBS GREENWICH CAPITAL

OFFERED CERTIFICATES
Class(1)	Expected Size (2)	Home Equity Loan Group	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat (3)	Expected Principal Window (mos) Call/Mat (3)	Final Scheduled Distribution Date (4)	Expected Ratings
								S&P	Moody's	Fitch
AF-1	74,667,000	I	Fixed	Sen-Seq	1.00 / 1.00	1-22 / 1-22	12/25/2025	AAA	Aaa	AAA
AF-2	20,534,000	I	Fixed	Sen-Seq	2.20 / 2.20	22-30 / 22-30	7/25/2026	AAA	Aaa	AAA
AF-3	17,570,000	I	Fixed	Sen-Seq	3.00 / 3.00	30-54 / 30-54	9/25/2028	AAA	Aaa	AAA
AF-4	28,375,000	I	Fixed	Sen-Seq	5.00 / 5.00	54-66 / 54-66	1/25/2032	AAA	Aaa	AAA
AF-5	37,441,000	I	Fixed	Sen-Seq	6.49 / 8.82	66-81 / 66-184	6/25/2035	AAA	Aaa	AAA
AF-6	19,843,000	I	Fixed	Sen-NAS	6.14 / 6.76	53-81 / 53-182	6/25/2035	AAA	Aaa	AAA
AV-1(5) (6)	354,548,000	II	Floating	Sen-Seq	1.00 / 1.00	1-21 / 1-21	6/25/2014	AAA	Aaa	AAA
AV-2(5)	124,282,000	II	Floating	Sen-Seq	2.00 / 2.00	21-26 / 21-26	2/25/2031	AAA	Aaa	AAA
AV-3(5)	119,101,000	II	Floating	Sen-Seq	3.55 / 3.90	26-81 / 26-164	6/25/2035	AAA	Aaa	AAA
M-1	45,521,000	I & II	Floating	Mez	5.01 / 5.52	47-81 / 47-159	6/25/2035	AA+	Aa1	AA+
M-2	33,516,000	I & II	Floating	Mez	4.83 / 5.32	44-81 / 44-151	6/25/2035	AA	Aa2	AA
M-3	21,010,000	I & II	Floating	Mez	4.75 / 5.23	43-81 / 43-145	6/25/2035	AA-	Aa3	AA-
M-4	19,509,000	I & II	Floating	Mez	4.70 / 5.16	41-81 / 41-140	6/25/2035	A+	A1	A+
M-5	16,508,000	I & II	Floating	Mez	4.67 / 5.11	40-81 / 40-134	6/25/2035	A	A2	A
M-6	17,508,000	I & II	Floating	Mez	4.64 / 5.05	40-81 / 40-129	6/25/2035	A-	A3	A-
M-7	14,507,000	I & II	Floating	Mez	4.61 / 4.99	39-81 / 39-122	6/25/2035	BBB+	Baa1	BBB+
B-1	16,508,000	I & II	Floating	Sub	4.60 / 4.92	38-81 / 38-115	6/25/2035	BBB	Baa2	BBB
B-2	18,008,000	I & II	Floating	Sub	4.58 / 4.80	38-81 / 38-105	6/25/2035	BBB-	Baa3	BBB-

(1)

The Certificates are subject to a 10% Clean-Up Call Option.  All Certificates are expected to be subject to an interest rate cap. The interest rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates will increase by 0.50%, in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.  The margin on the Class AV-1, Class AV-2 and Class AV-3 Certificates will increase to an amount equal to 2x the original margin, and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates will increase to an amount equal to 1.5x the original margin, in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.

(2)

Each class size is subject to a variance of plus or minus 5%.

(3)

See "PREPAYMENT PRICING SPEED" below.

(4)

With respect to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, the Final Scheduled Distribution Date for each such class was determined to be the date on which the principal balance of such class would be reduced to zero assuming the Prepayment Pricing Speed of 0% Fixed Rate Mortgage PPC.  With respect to the Class AV-2 Certificates, the Final Scheduled Distribution Date for each such class was determined to be the date on which the principal balance of such class would be reduced to zero assuming the Prepayment Pricing Speed of 0% Adjustable Rate Mortgage PPC.  With respect to the Class AF-5, Class AF-6, Class AV-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates, the Final Scheduled Distribution Date for each such class was determined to be one month after the scheduled maturity date of the latest maturing loan in the related Home Equity Loan Group.

(5)

The Group II Certificates will be sized based on investor demand and may be either combined or further divided and, in connection therewith, the Group II Home Equity Loans may also be divided to create a third group of Home Equity Loans.

(6)

The AV-1 has a 9yr legal final maturity based upon prepayment scenarios required by the rating agencies.

PREPAYMENT PRICING SPEED
Group I Home Equity Loans:

115% Fixed Rate Mortgage PPC

100% Fixed Rate Mortgage PPC assumes that prepayments start at 4% CPR in month one of the life of the Home Equity Loans, increase by approximately 1.455% each month to 20% CPR in month 12, and remain at 20% CPR thereafter.

Group II Home Equity Loans:

100% Adjustable Rate Mortgage PPC

100% Adjustable Rate Mortgage PPC assumes that prepayments start at 2% CPR in month one of the life of the Home Equity Loans, increase by approximately 2.545% each month to 30% CPR in month 12, remain constant at 30% CPR until month 22, increase to 50% CPR from month 23 until month 28, decrease to 30% CPR in month 29 and remain constant at 30% CPR thereafter.  However, the prepayment pricing speed will not exceed 90% CPR in any period.

SUMMARY OF TERMS

The following information highlights selected information that will be contained in and described in greater detail in the prospectus supplement and prospectus and provides a general overview of the terms of the Certificates.  To understand all of the terms of the offering of the Certificates, you should read carefully the prospectus supplement and prospectus.  Certain capitalized terms used in this Term Sheet are defined under the caption "CERTAIN DEFINITIONS" below.

Transaction:	Offering of approximately $998,956,000 of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-C.
Issuer:	Centex Home Equity Loan Trust 2005-C (the "Trust").
Depositor:	CHEC Funding, LLC.
Originator:	Centex Home Equity Company, LLC ("CHEC").
Sellers:	CHEC. Harwood Street Funding II, LLC.
Servicer:	CHEC.
Trustee:	JPMorgan Chase Bank, National Association.
Custodian:	J.P. Morgan Trust Company, National Association.
Underwriters:	Banc of America Securities LLC (Lead Manager). Citigroup Global Markets Inc. (Co-Manager). Credit Suisse First Boston LLC (Co-Manager). Greenwich Capital Markets, Inc. (Co-Manager).
Statistical Calculation Date:	The opening of business on May 1, 2005.
Cut-Off Date:	The opening of business on June 1, 2005.
Expected Pricing Date:	Week of June 6, 2005.
Expected Closing Date:	June 16, 2005.
Distribution Date:	The 25th day of each month, or if the 25th day is not a business day, then the next succeeding business day. The first Distribution Date is expected to be July 25, 2005.
Record Dates:

With respect to any Distribution Date and each class of Fixed Rate Certificates, the last business day of the month immediately preceding the calendar month in which the Distribution Date occurs.

With respect to any Distribution Date and each class of Variable Rate Certificates, the last business day immediately preceding the Distribution Date.

Offered Certificates:

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class AV-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates.

Senior Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2 and Class AV-3 Certificates.
Subordinate Certificates:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates.
Group I Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (backed primarily by the Group I Home Equity Loans).
Group II Certificates:	The Class AV-1, Class AV-2 and Class AV-3 Certificates (backed primarily by the Group II Home Equity Loans).
Fixed Rate Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates.
Variable Rate Certificates:	The Class AV-1, Class AV-2, Class AV-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates.
Class AF-6 Certificates:

The Class AF-6 Certificates will be "lock-out" certificates.  The Class AF-6 Certificates generally will not receive any portion of principal payments until the July 2008 Distribution Date.  Thereafter, they will receive an increasing percentage of their pro rata share of principal payable to the Group I Certificates based on a schedule.

Delay Days:	24 days on the Fixed Rate Certificates. 0 days on the Variable Rate Certificates.
Day Count:	30/360 on the Fixed Rate Certificates. Actual/360 on the Variable Rate Certificates.
Accrued Interest:	The Fixed Rate Certificates will settle with accrued interest from June 1, 2005, on a 30/360 basis. The Variable Rate Certificates will settle flat (no accrued interest), on an actual/360 basis.
Interest Accrual Period:

With respect to the Fixed Rate Certificates, interest accrues during the calendar month immediately preceding the then current Distribution Date.  With respect to the Variable Rate Certificates, interest accrues from the last Distribution Date through the day immediately preceding the then current Distribution Date.

Remittance Period:	With respect to any Distribution Date, the calendar month immediately preceding the calendar month in which the Distribution Date occurs.
Registration:	Book-entry registration through The Depository Trust Company in the United States or Clearstream Banking Luxembourg or the Euroclear System in Europe.
Trust Property:

The property of the Trust will include:

•

a pool of closed-end fixed rate Home Equity Loans secured by first and second lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties (referred to herein as the Group I Home Equity Loans or Group I);

•

a pool of closed-end adjustable rate Home Equity Loans secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties (referred to herein as the Group II Home Equity Loans or Group II);

•

payments on the Home Equity Loans received on and after the Cut-Off Date;

•

property that secured a Home Equity Loan which has been acquired by foreclosure or deed in lieu of foreclosure; and

•

rights under the Cap Agreement described below.

The Home Equity Loans:

The Home Equity Loans will be divided into two groups. Group I will contain Home Equity Loans that bear interest at fixed rates.  Group II will contain Home Equity Loans that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin. The initial rate adjustment date for the Home Equity Loans that bear interest at an adjustable rate is six months, two years, three years or five years after the date of origination of the related Home Equity Loan.

As of the Statistical Calculation Date, the Home Equity Loans have the following general characteristics:

•

7,727 total Home Equity Loans

•

2,563 fixed rate Home Equity Loans

•

5,164 adjustable rate Home Equity Loans

•

Group I Home Equity Loans:

●

$198,429,812.52 aggregate outstanding Loan Balance

●

19.83% of aggregate outstanding Loan Balance of all Home Equity Loans

•

Group II Home Equity Loans:

●

$802,036,759.56 aggregate outstanding Loan Balance

●

80.17% of aggregate outstanding Loan Balance of all Home Equity Loans

See "ALL HOME EQUITY LOANS", "GROUP I HOME EQUITY LOANS" and "GROUP II HOME EQUITY LOANS" below for additional information regarding the Home Equity Loans.

Delinquency Advances:

Each month the Servicer will determine the amount of any unpaid interest due on the Home Equity Loans. If the Servicer believes that unpaid interest can be recovered, then the Servicer will either:

•

advance the unpaid interest to the Trust out of its own funds; or

•

advance the unpaid interest to the Trust out of collections on the Home Equity Loans that are not required to be distributed on the related Distribution Date.

The Servicer is entitled to be reimbursed by the Trust for any delinquency advances from the related Home Equity Loan and, if the delinquency advance is a non-recoverable advance, from collections on all the Home Equity Loans prior to any distributions to holders of Certificates. The Servicer is also entitled to be reimbursed by the Trust for any delinquency advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Servicing Advances:

Unless the Servicer determines that any proposed advance is not recoverable from the related Home Equity Loan, the Servicer will pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to:

•

expenditures in connection with a foreclosed Home Equity Loan prior to the liquidation of that Home Equity Loan;

•

the cost of any enforcement or judicial proceedings, including foreclosures; and

•

the cost of the management and liquidation of property acquired in satisfaction of the related Home Equity Loan.

The Servicer is entitled to be reimbursed by the Trust for any servicing advances from the borrower of the related Home Equity Loan to the extent permitted by such loan, from the liquidation proceeds realized upon the liquidation of the related Home Equity Loan and, if the servicing advance is a non-recoverable advance, from collections on all the Home Equity Loans, in each case prior to any distributions to holders of Certificates.  The Servicer is also entitled to be reimbursed by the Trust for any servicing advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Compensating Interest:

The Servicer will provide to the Trust the amount of any shortfall of interest on a Home Equity Loan that is caused by a full prepayment of the Home Equity Loan up to the amount of the aggregate servicing fee for the related period.  The Servicer is entitled to be reimbursed by the Trust for any unreimbursed payments of compensating interest from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Cap Agreement:

The Variable Rate Certificates will have the benefit of an interest rate cap agreement (the "Cap Agreement").  Pursuant to the Cap Agreement, a swap counterparty to be determined will agree to make a monthly payment to the Trust.  The monthly payments for the Cap Agreement will be made on each Distribution Date after the Closing Date, but not beyond the October 2007 Distribution Date.  The monthly payments will be deposited in the Trust's Cap Agreement Reserve Fund and will be applied as follows:

•

first, concurrently, from and to the extent of the amounts in the Cap Agreement Reserve Fund (A) to the Class AV-1 Certificates, the lesser of (i)  any unpaid Group II Adjusted Cap Carryover for such class and (ii) the Group II Net WAC Cap Carryover for such class, (B) to the Class AV-2 Certificates, the lesser of (i) any unpaid Group II Adjusted Cap Carryover for such class and (ii) the Group II Net WAC Cap Carryover for such class, (C) to the Class AV-3 Certificates, the lesser of (i) any unpaid Group II Adjusted Cap Carryover for such class and (ii) the Group II Net WAC Cap Carryover for such class, and (D) to each class of Subordinate Certificates, the lesser of (i) any unpaid Subordinate Adjusted Cap Carryover for such class and (ii) the related Subordinate Net WAC Cap Carryover for such class;

•

second, to the extent of amounts remaining, to the Class AV-1, Class AV-2 and Class AV-3 Certificates, pro rata, any related unpaid Group II Net WAC Cap Carryover for  such class; and

•

third, to the extent of amounts remaining, towards any unpaid Subordinate Net WAC Cap Carryover with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates, sequentially, in that order.

Under the Cap Agreement, the monthly payment for each Distribution Date will be equal to the product of (i) the excess, if any, of one-month LIBOR (subject to a maximum rate of 8.71%) over the applicable strike rate for such Distribution Date, (ii) the applicable scheduled notional amount for such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

The applicable strike rates and scheduled notional amounts for the Cap Agreement and Distribution Date are set forth under the caption "SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENT" below.  Any amounts remaining in the Cap Agreement Reserve Fund after the October 2007 Distribution Date will be distributed to the Servicer.

Clean-Up Call Option:

An affiliate of the Servicer may, at its option, terminate the Trust by purchasing, at the termination price described below, all of the Home Equity Loans and other Trust property on any Distribution Date on or after the date on which the aggregate outstanding Loan Balance of the Home Equity Loans in all groups is 10% or less of the aggregate outstanding Loan Balance of the Home Equity Loans in all groups on the Cut-Off Date.

If this Clean-Up Call Option is not exercised on the date on which it first could have been exercised, then:

•

the Certificate Rate on the Fixed Rate Certificates will increase by 0.50% per annum commencing on the first day of the interest accrual period next following such date;

•

the margin on the Class AV-1, Class AV-2 and Class AV-3 Certificates will increase to an amount equal to 2x the original margin, commencing on the first day of the interest accrual period next following such date; and

•

the margin on the Subordinate Certificates will increase to an amount equal to 1.5x the original margin, commencing on the first day of the interest accrual period next following such date.

The "termination price" will be an amount equal to the greater of (A) the sum of (x) the aggregate outstanding Loan Balance of the Home Equity Loans (other than those referred to in clause (y) below), including accrued interest thereon, and (y) in the case of any REO property and any Home Equity Loans with respect to which foreclosure proceedings have been initiated or are otherwise 120 days or more delinquent, the fair market value of such REO property and Home Equity Loans (disregarding accrued interest thereon) and (B) the sum of the aggregate unpaid principal balance of the Certificates (other than any Class Principal Carryover Shortfalls), all accrued and unpaid interest thereon (other than any Group I Net WAC Cap Carryover, Group II Net WAC Cap Carryover and Subordinate Net WAC Cap Carryover), any unreimbursed Delinquency Advances, Servicing Advances and Compensating Interest and any Delinquency Advances the Servicer has failed to remit.

Federal Tax Status:	For federal income tax purposes, the Trust will include one or more real estate mortgage investment conduits or "REMICs".
ERISA Eligibility:	The Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	None of the Certificates is expected to be SMMEA eligible.
Certificate Ratings:	It is a condition to the issuance of the Certificates that they receive the respective ratings set forth below from S&P, Moody's and Fitch.

Class	S&P	Moody’s	Fitch
AF-1	AAA	Aaa	AAA
AF-2	AAA	Aaa	AAA
AF-3	AAA	Aaa	AAA
AF-4	AAA	Aaa	AAA
AF-5	AAA	Aaa	AAA
AF-6	AAA	Aaa	AAA
AV-1	AAA	Aaa	AAA
AV-2	AAA	Aaa	AAA
AV-3	AAA	Aaa	AAA
M-1	AA+	Aa1	AA+
M-2	AA	Aa2	AA
M-3	AA-	Aa3	AA-
M-4	A+	A1	A+
M-5	A	A2	A
M-6	A-	A3	A-
M-7	BBB+	Baa1	BBB+
B-1	BBB	Baa2	BBB
B-2	BBB-	Baa3	BBB-

CREDIT ENHANCEMENT
Credit Enhancement:

Credit enhancement for the structure will be provided by (1) excess interest, (2) overcollateralization, (3) subordination of Certificates having a lower payment priority and (4) cross-collateralization.

Overcollateralization is calculated as the amount by which the aggregate Loan Balance of the Home Equity Loans exceeds the aggregate principal balance of the Certificates.  On the Closing Date, there is expected to be an initial overcollateralization amount of 0.15% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.  Beginning on the first Distribution Date, excess interest collections, if any, will be applied as accelerated payments of principal to the class or classes of Certificates then entitled to receive distributions of principal until the overcollateralization level equals 3.25% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.  The required level of overcollateralization may step down over time.  However, if a Trigger Event occurs, the required overcollateralization amount will not be allowed to step down and will be equal to the required overcollateralization amount in effect for the previous Distribution Date.

The Senior Certificates will have a payment priority over the Subordinate Certificates.  Among the classes of Subordinate Certificates:

•

the Class M-1 Certificates will have payment priority over the Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates;

•

the Class M-2 Certificates will have payment priority over the Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates;

•

the Class M-3 Certificates will have payment priority over the Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates;

•

the Class M-4 Certificates will have payment priority over the Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates;

•

the Class M-5 Certificates will have payment priority over the Class M-6, Class M-7, Class B-1 and Class B-2 Certificates;

•

the Class M-6 Certificates will have payment priority over the Class M-7, Class B-1 and Class B-2 Certificates;

•

the Class M-7 Certificates will have payment priority over the Class B-1 and Class B-2 Certificates; and

•

the Class B-1 Certificates will have payment priority over the Class B-2 Certificates.

If, on any Distribution Date, there is insufficient excess interest or overcollateralization to absorb realized losses on the Home Equity Loans, then such realized losses will be allocated to the classes of Subordinate Certificates, in the reverse order of their payment priority, through a reduction in the principal balance of the applicable class equal to the realized losses in excess of the amount of excess interest and overcollateralization on such Distribution Date.  To the extent that the certificate principal balance of a class of Subordinate Certificates is reduced on account of realized losses on Home Equity Loans, and then there is a net subsequent recovery in respect of principal on a liquidated Home Equity Loan or Loans, then the certificate principal balance of such class will be increased up to the amount of the related subsequent recoveries, beginning with the class of Subordinate Certificates with the highest relative payment priority, to the extent of the amount of the lesser of (a) the prior reduction and (b) the outstanding Class Principal Carryover Shortfall of such class.  The outstanding Class Principal Carryover Shortfall of such class would be reduced by the corresponding amount of the increase in the certificate principal balance of such class.

Cross-collateralization will be provided through the application of excess interest from a Home Equity Loan group to fund interest shortfalls, cover realized losses and build overcollateralization with respect to the other Home Equity Loan group.

Initial Certificate Credit Enhancement

•

The Senior Certificates will be enhanced by excess interest, the Overcollateralization Amount and the Subordinate Certificates.

•

The Class M-1 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 15.70% in Subordinate Certificates having a lower payment priority.

•

The Class M-2 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 12.35% in Subordinate Certificates having a lower payment priority.

•

The Class M-3 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 10.25% in Subordinate Certificates having a lower payment priority.

•

The Class M-4 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 8.30% in Subordinate Certificates having a lower payment priority.

•

The Class M-5 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 6.65% in Subordinate Certificates having a lower payment priority.

•

The Class M-6 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 4.90% in Subordinate Certificates having a lower payment priority.

•

The Class M-7 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 3.45% in Subordinate Certificates having a lower payment priority.

•

The Class B-1 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 1.80% in Subordinate Certificates having a lower payment priority.

•

The Class B-2 Certificates will be enhanced by excess interest and the Overcollateralization Amount.

Credit Enhancement Percentages:	Target Percentages		Stepdown Percentages
	Senior	23.50%	Senior	47.00%
	Class M-1	18.95%	Class M-1	37.90%
	Class M-2	15.60%	Class M-2	31.20%
	Class M-3	13.50%	Class M-3	27.00%
	Class M-4	11.55%	Class M-4	23.10%
	Class M-5	9.90%	Class M-5	19.80%
	Class M-6	8.15%	Class M-6	16.30%
	Class M-7	6.70%	Class M-7	13.40%
	Class B-1	5.05%	Class B-1	10.10%
	Class B-2	3.25%	Class B-2	6.50%

Senior Enhancement Percentage:

With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (1) the aggregate certificate principal balances of the Subordinate Certificates and (2) the Overcollateralization Amount, in each case, after taking into account the distribution of the Principal Distribution Amount on that Distribution Date, and the denominator of which is the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

CERTIFICATE RATES

Certificate Rates:

Each of the Fixed Rate Certificates will bear interest at a rate equal to the lesser of (i) its applicable fixed rate of interest and (ii) the Group I Net WAC Cap.  Each of the Group II Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group II Net WAC Cap.    Each of the Subordinate Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Subordinate Net WAC Cap.

Group I Net WAC Cap:

With respect to any Distribution Date and each class of Fixed Rate Certificates will be a rate per annum equal to the weighted average of the Net Coupon Rates on the Group I Home Equity Loans as of the beginning of the related Remittance Period.

Group II Net WAC Cap:

With respect to any Distribution Date and each of the Group II Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group II Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the actual number of days in the related interest period.

Subordinate Net WAC Cap:

With respect to any Distribution Date and each class of Subordinate Certificates will be a rate per annum equal to the weighted average of (i) the product of (a) the Group I Net WAC Cap, and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest period and (ii) the Group II Net WAC Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date.

Group Subordinate Amount:

For each Group and any Distribution Date, will be the excess, if any, of the aggregate Loan Balance of the related Group as of the first day of the related Remittance Period, over the aggregate certificate principal balance of the Senior Certificates of such Group immediately prior to such Distribution Date.

Net Coupon Rate:

For any Group I Home Equity Loan or Group II Home Equity Loan, will be the rate per annum equal to the coupon rate of the Home Equity Loan minus the sum of (1) the rate at which the servicing fee accrues and (2) the rate at which the Trustee fee accrues (expressed as a per annum percentage of the aggregate Loan Balance of the Group I or Group II Home Equity Loans, as applicable).

Group I Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Fixed Rate Certificates is based on the Group I Net WAC Cap, the applicable Fixed Rate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group I Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group I Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Fixed Rate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group I Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group I Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Fixed Rate Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group I Net WAC Cap).

Group II Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Group II Certificates is based on the Group II Net WAC Cap, the applicable Group II Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group II Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group II Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Group II Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group II Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group II Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Group II Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group II Net WAC Cap).

Subordinate Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Subordinate Certificates is based on the Subordinate Net WAC Cap, the applicable Subordinate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Subordinate Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Subordinate Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Subordinate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Subordinate Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Subordinate Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Subordinate Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Subordinate Net WAC Cap).

Group II Adjusted Cap Carryover:

With respect to any Distribution Date and class of Group II Certificates, will be an amount equal to the product of (A) the amount, if any, received under the Cap Agreement for such Distribution Date and (B) a fraction, the numerator of which is the outstanding certificate principal balance of the related class of Group II Certificates and the denominator of which is the aggregate Loan Balance of the Group II Home Equity Loans, in each case as of the first day of the related Remittance Period.

Subordinate Adjusted Cap Carryover:

With respect to any Distribution Date and class of Subordinate Certificates, will be an amount equal to such class’ pro rata share (based on outstanding certificate principal balance) of the product of (A) the amount, if any, received under the Cap Agreement for such Distribution Date and (B) a fraction, the numerator of which is the Group Subordinate Amount for Group II and the denominator of which is the aggregate Loan Balance of the Group II Home Equity Loans, in each case as of the first day of the related Remittance Period.

DISTRIBUTIONS

On each Distribution Date, the Trustee will make the following disbursements and transfers from monies then on deposit in the certificate account with respect to the Home Equity Loans and apply the amounts in the following order of priority, in each case, to the extent of funds remaining:

A.

With respect to funds in the certificate account received with respect to Home Equity Loan Group I:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group I.

2.

Concurrently, to each class of Group I Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group I Certificates on a pro rata basis based on each Group I Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group I Certificates.

3.

The remaining amount pursuant to clause C. below.

B.

With respect to funds in the certificate account received with respect to Home Equity Loan Group II:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group II.

2.

Concurrently, to each class of Group II Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group II Certificates on a pro rata basis based on each Group II Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group II Certificates.

3.

The remaining amount pursuant to clause C. below.

C.

With respect to any remaining amounts in the certificate account received with respect to Home Equity Loan Group I and Home Equity Loan Group II:

1.

Concurrently, to the Senior Certificates in both Certificate Groups, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall to the extent not paid pursuant to clauses A. and B. above on the applicable Distribution Date, allocated among each such class of Senior Certificates on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall.

2.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates, in that order, the related Class Monthly Interest Amount for the Distribution Date.

3.

To the Senior Certificates, an amount up to the Senior Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, concurrently as follows:

i.

To the Group I Certificates, the Group I Principal Distribution Amount allocated in the following order of priority:

●

To the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount; and

●

Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the respective certificate principal balances of such Certificates have been reduced to zero.

ii.

To the Group II Certificates, the Group II Principal Distribution Amount, sequentially, to the Class AV-1, Class AV-2 and Class AV-3 Certificates, in that order, until the respective certificate principal balances of such Certificates have been reduced to zero.

4.

To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

5.

To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

6.

To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

7.

To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

8.

To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

9.

To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

10.

To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

11.

To the Class B-1 Certificates, the Class B-1 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

12.

To the Class B-2 Certificates, the Class B-2 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

13.

To the Certificates, the Subordination Increase Amount for the applicable Distribution Date, allocated in the order of priority set forth in sub clauses 3 through 12 of this clause C.

14.

To the Class M-1 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

15.

To the Class M-2 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

16.

To the Class M-3 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

17.

To the Class M-4 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

18.

To the Class M-5 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

19.

To the Class M-6 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

20.

To the Class M-7 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

21.

To the Class B-1 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

22.

To the Class B-2 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

23.

To the Trust's Supplemental Interest Reserve Fund, the amounts required for distribution in accordance with priorities 24 and 25 below following distribution of any amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

24.

Concurrently, (i) to the Group I Certificates, pro rata, the related Group I Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group I, and (ii) to the  Group II Certificates, pro rata, the related Group II Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group II, in the case of clause (ii) above to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

25.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates, in that order, the related Subordinate Net WAC Cap Carryover, from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund, in each case to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

26.

To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the Trust's pooling and servicing agreement to the extent not paid as Trustee fees or Transition Expenses pursuant to clauses A.1 and B.1 above.

27.

To the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed Compensating Interest.

28.

Beginning on the Distribution Date in July 2012, to the Class AV-1 Certificates in reduction of the certificate principal balance thereof, until the certificate principal balance thereof has been reduced to zero.

29.

To the holders of the Trust's residual certificates, the remainder.

CERTAIN DEFINITIONS
Aggregate Principal Amount:	Means, as to any Distribution Date, the sum of the Basic Principal Amounts for each Home Equity Loan Group.
ARM Principal Distribution Amount:

Means, as to any Distribution Date, the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the Group I Principal Distribution Amount for that Distribution Date.

Basic Principal Amount:

With respect to the related Home Equity Loan Group and each Distribution Date shall be the sum of (without duplication):  (A) the principal portion of all scheduled monthly payments on the Home Equity Loans related to the Home Equity Loan Group actually received by the Servicer during the related Remittance Period and any prepayments on the Home Equity Loans made on behalf of the obligors on Home Equity Loans in the related Home Equity Loan Group actually received by the Servicer during the related Remittance Period, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (B) the outstanding principal balance of each Home Equity Loan in the related Home Equity Loan Group that was purchased or repurchased by CHEC or purchased by the Servicer, on or prior to the related Monthly Remittance Date, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (C) any substitution amounts relating to principal, delivered by CHEC on the related Monthly Remittance Date in connection with a substitution of a Home Equity Loan in the related Home Equity Loan Group, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (D) all net liquidation proceeds, and all subsequent recoveries, actually collected by or on behalf of the Servicer with respect to the Home Equity Loans in the related Home Equity Loan Group during the related Remittance Period (to the extent the net liquidation proceeds or subsequent recoveries relate to principal), in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; and (E) the principal portion of the proceeds received by the Trustee with respect to the related Home Equity Loan Group upon termination of the Trust.

Class AF-6 Calculation Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-6 Certificates and the denominator of which is the total of the certificate principal balances of all of the Group I Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount:

For any Distribution Date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for that Distribution Date, (2) the Class AF-6 Calculation Percentage for that Distribution Date and (3) the Group I Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding certificate principal balance of the Class AF-6 Certificates or the Group I Principal Distribution Amount for the Distribution Date.

Class AF-6 Lockout Percentage:	For each Distribution Date will be as follows:
	Distribution Date	Lockout Percentage
	1 to 36	0%
	37 to 60	45%
	61 to 72	80%
	73 to 84	100%
	85 and thereafter	300%

Class B-1 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates and the Class M-7 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, (H) the certificate principal balance of the Class M-7 Certificates, after taking into account distribution of the Class M-7 Principal Distribution Amount for the applicable Distribution Date, and (I) the certificate principal balance of the Class B-1 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 89.90% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class B-2 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates and the Class B-1 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, (H) the certificate principal balance of the Class M-7 Certificates, after taking into account distribution of the Class M-7 Principal Distribution Amount for the applicable Distribution Date, (I) the certificate principal balance of the Class B-1 Certificates, after taking into account distribution of the Class B-1 Principal Distribution Amount for the applicable Distribution Date, and (J) the certificate principal balance of the Class B-2 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 93.50% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class Interest Carryover Shortfall:

Means, with respect to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the Class Monthly Interest Amount with respect to that class for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from any preceding Distribution Date, over the amount in respect of interest that is actually distributed to the holders of the Certificates of that class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the Certificate Rate for that class.

Class M-1 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 62.10% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates and the Class M-1 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 68.80% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-3 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates and the Class M-2 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 73.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-4 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 76.90% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-5 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 80.20% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-6 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates and the Class M-5 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 83.70% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-7 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, and (H) the certificate principal balance of the Class M-7 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 86.60% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class Monthly Interest Amount:

With respect to each class of Certificates means, with respect to any Distribution Date, the aggregate amount of interest accrued for the related interest period at the related Certificate Rate on the certificate principal balance of the related Certificates.  On any Distribution Date, the Fixed Rate Certificates are each subject to the Group I Net WAC Cap, the Group II Certificates are each subject to the Group II Net WAC Cap and the Subordinate Certificates are each subject to the Subordinate Net WAC Cap.

Class Principal Carryover Shortfall:

Means, with respect to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (1) the sum of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate Certificates on the applicable Distribution Date attributable to the allocation of realized losses and (y) the amount of any such reductions on prior Distribution Dates over (2) the sum of (x) the amount distributed in respect of the related Class Principal Carryover Shortfall to such class on prior Distribution Dates and (y) the amount of any increases in the certificate principal balance of such class of Subordinate Certificates resulting from subsequent recoveries.

Cumulative Loss Trigger Event:

Shall have occurred with respect to any Distribution Date and the Home Equity Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Home Equity Loans from the Cut-Off Date through the last day of the related Remittance Period (less the aggregate amount of subsequent recoveries with respect to the Home Equity Loans during such period) by (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date	Loss Percentage
July 2008 to June 2009	3.50% for the first month, plus an additional 1/12th of 2.00%for each month thereafter.
July 2009 to June 2010	5.50% for the first month, plus an additional 1/12th of 1.50% for each month thereafter.
July 2010 to June 2011	7.00% for the first month, plus an additional 1/12th of 1.00% for each month thereafter.
July 2011 and thereafter	8.00%

Delinquency Amount:

Means, with respect to any Remittance Period, the sum, without duplication, of the aggregate principal balance of the Home Equity Loans that are (1) 60 or more days delinquent, (2) 60 or more days delinquent and in bankruptcy, (3) in foreclosure and (4) REO properties, each as of the last day of such Remittance Period.

Delinquency Event:	Shall have occurred and be continuing if at any time the 60+ Delinquency Percentage (Rolling Three Month) exceeds 34.30% of the Senior Enhancement Percentage.
Excess Interest:

Means, with respect to any Distribution Date, the amounts remaining, if any, after the application of payments pursuant to sub clauses 1 through 12 of clause C. under the caption "DISTRIBUTIONS" above.

Excess Overcollateralization Amount:

Means, with respect to any Distribution Date, the lesser of (1) the Aggregate Principal Amount for the Distribution Date and (2) the excess, if any, of (x) the Overcollateralization Amount, assuming 100% of the Aggregate Principal Amount is distributed on the Certificates, over (y) the Required Overcollateralization Amount.

Group I Parity Amount:

Means, with respect to any Distribution Date, the greater of (i) zero and (ii) the excess, if any, of (x) the aggregate certificate principal balance of the Group I Certificates immediately prior to that Distribution Date over (y) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period.

Group I Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (A) the greatest of (1) the product of (x) the Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the excess of (i) the aggregate Loan Balance of the Group I Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period, and the denominator of which is the excess of (i) the aggregate Loan Balance of the Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, (2) the Group I Parity Amount and (3) the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the aggregate of the certificate principal balances of the Class AV-1, Class AV-2 and Class AV-3 Certificates immediately prior to that Distribution Date and (B) the aggregate certificate principal balance of the Group I Certificates immediately prior to that Distribution Date.

Group II Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (A) the ARM Principal Distribution Amount for that Distribution Date and (B) the aggregate certificate principal balance of the Group II Certificates immediately prior to that Distribution Date.

Loan Balance:

Means, with respect to any Home Equity Loan as of any date of determination, the actual outstanding principal balance thereof on the Cut-Off Date less any principal payments made on such Home Equity Loan through such date of determination.

Monthly Remittance Date:	Means the 18th day of each month, or if the 18th day is not a business day, the preceding business day.
OC Floor:	Means an amount equal to 0.50% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.
Overcollateralization Amount:

Means, with respect to each Distribution Date, the excess, if any, of (1) the aggregate Loan Balance of the Home Equity Loans as of the close of business on the last day of the preceding Remittance Period over (2) the aggregate certificate principal balance of the Certificates as of that Distribution Date (after taking into account the payment of the Principal Distribution Amount on that Distribution Date).

Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (1) the aggregate certificate principal balances of the Certificates immediately preceding that Distribution Date and (2) the sum of (x) the Aggregate Principal Amount for that Distribution Date minus the Excess Overcollateralization Amount, if any, for that Distribution Date and (y) the Subordination Increase Amount, if any, for that Distribution Date.

Required Overcollateralization Amount:

Means, with respect to any Distribution Date (1) prior to the Stepdown Date, the product of (x) 3.25% and (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date; and (2) on and after the Stepdown Date, the greater of (i) the lesser of (x) the product of 3.25% and the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date and (y) the product of 6.50% and the aggregate Loan Balance of the Home Equity Loans as of the end of the related Remittance Period and (ii) the OC Floor; provided, however, that on each such subsequent Distribution Date during the continuance of a Trigger Event the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the Distribution Date immediately preceding the date on which such Trigger Event first occurred.

Senior Principal Distribution Amount:

Means, with respect to (a) any Distribution Date prior to the Stepdown Date or during the continuation of a Trigger Event, the lesser of (1) 100% of the Principal Distribution Amount and (2) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date, and (b) any other Distribution Date, the lesser of (1) the Principal Distribution Amount and (2) the excess, if any, of (x) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date over (y) the lesser of (A) 53.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

60+ Delinquency Percentage (Rolling Three Month):

Means, with respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Remittance Periods, the numerator of each of which is equal to the Delinquency Amount for such Remittance Period, and the denominator of each of which is the aggregate Loan Balance of all of the Home Equity Loans as of the end of such Remittance Period.

Stepdown Date:

Means the earlier to occur of (1) the Distribution Date after which the aggregate certificate principal balances of the Senior Certificates are reduced to zero, and (2) the later to occur of (A) the July 2008 Distribution Date, and (B) the first Distribution Date on which the Senior Enhancement Percentage, after giving effect to the distribution of the Principal Distribution Amount on that Distribution Date, is at least equal to 47.00%.

Subordination Deficiency:

Means, with respect to any Distribution Date, the excess, if any, of (1) the Required Overcollateralization Amount for that Distribution Date over (2) the Overcollateralization Amount for that Distribution Date after giving effect to the distribution of the Aggregate Principal Amount on that Distribution Date.

Subordination Increase Amount:	Means, with respect to any Distribution Date, the lesser of (1) the Subordination Deficiency and (2) the Excess Interest.
Transition Expenses:

Means expenses incurred by the Trustee in connection with the transfer of servicing upon the termination of the Servicer; provided that the amount shall not exceed $50,000 for both Groups in the aggregate in any one calendar year (and no more than $100,000 for both Groups in the aggregate during the term of the Trust).

Trigger Event:	Means the existence of a Delinquency Event or a Cumulative Loss Trigger Event.

Scheduled Notional Amounts and Strike Rates

for the Cap Agreement

Period	Distribution Date	Notional	Strike (%)
1	7/25/2005	802,036,760	4.98%
2	8/25/2005	796,628,094	6.34%
3	9/25/2005	789,422,708	6.34%
4	10/25/2005	780,418,426	6.56%
5	11/25/2005	769,624,512	6.35%
6	12/25/2005	757,062,295	6.57%
7	1/25/2006	742,764,645	6.35%
8	2/25/2006	726,777,036	6.35%
9	3/25/2006	709,157,317	7.06%
10	4/25/2006	689,975,649	6.34%
11	5/25/2006	669,321,233	6.57%
12	6/25/2006	649,282,307	6.35%
13	7/25/2006	629,840,383	6.57%
14	8/25/2006	610,977,740	6.35%
15	9/25/2006	592,677,184	6.35%
16	10/25/2006	574,922,030	6.57%
17	11/25/2006	557,696,100	6.35%
18	12/25/2006	540,983,821	6.57%
19	1/25/2007	524,769,783	6.35%
20	2/25/2007	509,039,190	6.35%
21	3/25/2007	493,732,277	7.06%
22	4/25/2007	465,685,021	6.35%
23	5/25/2007	439,228,826	8.35%
24	6/25/2007	414,353,011	8.07%
25	7/25/2007	390,884,340	8.35%
26	8/25/2007	368,743,298	8.07%
27	9/25/2007	347,886,709	8.07%
28	10/25/2007	337,510,383	8.35%

ALL HOME EQUITY LOANS
The following summary information with respect to All Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)
Avg. Outstanding Principal Balance	$129,476.71	$5,642.26 to $980,000.00
Wtd. Avg. Coupon Rate (approximate)	7.613%	4.780% to 14.400%
Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	79.25%	4.76% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	352 months	60 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	350 months	57 to 360 months
Wtd. Avg. Original Credit Score (approximate)(1)	598	457 to 819
Maximum Seasoning	23 months
% of Second Liens	4.38%
Outstanding Principal Balance of Loans Secured by First Liens
Two- to Four-Family Properties	$4,246,231.07
All Other Properties	$952,377,656.48
Outstanding Principal Balance of Loans Secured by Second Liens
Two- to Four-Family Properties	$708,978.64
All Other Properties	$43,133,705.89
Latest Maturity Date	May 15, 2035
Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.18%
Fixed Rate Interest Only Loans (2)	0.18%
2/28 Adjustable Rate Interest Only Loans (3)	9.39%
3/27 Adjustable Rate Interest Only Loans (4)	3.52%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance)(5)	0.07%

(1)

Excludes 3 of the Home Equity Loans for which a credit score is not available.

(2)

"Fixed Rate Interest Only Loans" provide for payments of interest but not principal for the first 60 months and thereafter payment of principal and interest on a monthly basis.

(3)

"2/28 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 24 months or 60 months and thereafter payments of principal and interest on a monthly basis.

(4)

"3/27 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 36 months or 60 months and thereafter payments of principal and interest on a monthly basis.

(5)

Approximately 78.89% of the aggregate outstanding loan balance of All Home Equity Loans had first monthly payments due on or after April 1, 2005, so that it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding All Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF ALL HOME EQUITY LOANS(1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Arizona	224	$30,403,555.10	3.04%	7.317%	598	81.68%
Arkansas	45	2,955,663.61	0.30	8.434	597	78.51
California	1,142	238,176,378.83	23.81	6.931	611	76.99
Colorado	138	23,670,583.49	2.37	6.999	599	83.32
Connecticut	109	17,460,961.33	1.75	7.213	597	78.90
Delaware	34	4,237,356.12	0.42	8.007	577	76.40
Florida	656	85,436,959.70	8.54	7.421	591	80.69
Georgia	246	29,500,840.93	2.95	8.339	594	82.81
Idaho	36	4,188,652.93	0.42	7.613	600	83.12
Illinois	32	4,644,001.38	0.46	7.847	609	81.86
Indiana	168	16,086,199.02	1.61	7.970	579	84.24
Iowa	71	5,642,903.31	0.56	8.255	581	83.03
Kansas	50	4,978,009.09	0.50	8.293	584	86.33
Kentucky	87	8,778,813.07	0.88	7.896	577	84.42
Louisiana	164	14,093,440.45	1.41	8.104	578	82.17
Maine	47	4,695,329.11	0.47	7.797	599	74.29
Maryland	204	34,507,588.51	3.45	7.773	586	78.65
Massachusetts	91	16,348,899.75	1.63	7.361	604	75.20
Michigan	170	19,010,217.08	1.90	8.066	583	81.02
Minnesota	54	7,725,953.63	0.77	7.535	604	82.17
Mississippi	54	4,117,995.22	0.41	7.790	617	85.04
Missouri	128	12,016,791.74	1.20	8.166	593	82.94
Montana	16	1,507,469.51	0.15	7.999	618	80.01
Nebraska	31	3,494,846.45	0.35	7.286	608	83.55
Nevada	134	22,421,996.37	2.24	7.274	611	78.58
New Hampshire	32	4,306,942.12	0.43	7.219	594	76.04
New Jersey	211	31,423,489.07	3.14	8.023	600	74.42
New Mexico	65	6,555,197.31	0.66	8.199	598	78.67
New York	276	35,227,267.24	3.52	8.219	599	74.26
North Carolina	224	23,262,451.44	2.33	8.328	585	81.47
Ohio	290	29,803,435.62	2.98	8.001	577	83.77
Oklahoma	92	7,258,276.14	0.73	7.949	604	83.60
Oregon	45	5,882,241.44	0.59	7.660	593	78.96
Pennsylvania	328	31,139,216.87	3.11	8.023	586	80.26
Rhode Island	32	4,835,272.80	0.48	7.548	600	76.52
South Carolina	77	7,748,755.12	0.77	8.337	601	82.83
South Dakota	3	209,257.66	0.02	8.294	590	85.84
Tennessee	165	17,499,613.82	1.75	7.813	590	83.16
Texas	1,081	89,170,308.72	8.91	8.246	597	76.34
Utah	39	5,715,601.69	0.57	7.100	611	84.54
Vermont	13	1,320,131.49	0.13	8.271	585	75.92
Virginia	288	41,258,080.24	4.12	7.821	585	79.59
Washington	198	29,533,317.61	2.95	7.252	611	82.16
West Virginia	48	4,205,431.23	0.42	8.382	585	81.37
Wisconsin	75	6,757,405.02	0.68	8.509	597	82.83
Wyoming	14	1,253,473.70	0.13	8.167	588	82.70
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF ALL HOME EQUITY LOANS(1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0.01 - 5.00	1	$50,000.00	0.00%	10.500%	647	4.76%
5.01 - 10.00	1	36,000.00	0.00	7.300	573	8.39
10.01 - 15.00	5	286,364.71	0.03	7.628	588	12.05
15.01 - 20.00	18	1,068,507.63	0.11	8.411	622	17.99
20.01 - 25.00	22	1,687,598.35	0.17	7.838	645	22.75
25.01 - 30.00	39	2,647,277.62	0.26	7.896	619	27.88
30.01 - 35.00	46	3,304,262.49	0.33	7.718	603	32.64
35.01 - 40.00	61	5,665,463.12	0.57	7.732	587	37.53
40.01 - 45.00	93	7,534,992.63	0.75	8.032	609	42.89
45.01 - 50.00	113	11,240,272.10	1.12	7.614	608	47.85
50.01 - 55.00	163	15,188,507.19	1.52	7.840	597	52.69
55.01 - 60.00	253	25,733,405.98	2.57	7.647	597	57.72
60.01 - 65.00	335	37,400,494.76	3.74	7.668	592	62.91
65.01 - 70.00	455	49,560,224.54	4.95	7.672	595	67.93
70.01 - 75.00	632	77,705,616.71	7.77	7.677	595	73.07
75.01 - 80.00	2,082	285,020,689.58	28.49	7.308	618	79.11
80.01 - 85.00	999	134,080,082.71	13.40	7.799	589	82.68
85.01 - 90.00	1,710	237,027,759.40	23.69	7.783	586	88.46
90.01 - 95.00	649	101,079,717.29	10.10	7.585	579	91.76
95.01 - 100.00	50	4,149,335.27	0.41	8.668	641	97.93
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

(1)

The weighted average Original Combined Loan-to-Value Ratio of All Home Equity Loans is approximately 79.25%.

COUPON RATES OF ALL HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
4.501 - 5.000	4	$711,845.98	0.07%	4.911%	692	56.96%
5.001 - 5.500	42	9,565,665.63	0.96	5.476	647	81.18
5.501 - 6.000	507	106,715,049.91	10.67	5.917	635	77.75
6.001 - 6.500	669	135,110,679.64	13.50	6.319	620	78.50
6.501 - 7.000	1,146	192,749,977.26	19.27	6.824	617	78.63
7.001 - 7.500	765	109,572,320.85	10.95	7.323	600	80.08
7.501 - 8.000	1,029	131,518,399.26	13.15	7.828	585	81.56
8.001 - 8.500	714	84,986,442.33	8.49	8.308	573	81.33
8.501 - 9.000	792	84,650,579.85	8.46	8.809	567	80.02
9.001 - 9.500	459	40,612,790.19	4.06	9.306	560	79.42
9.501 - 10.000	551	45,633,781.26	4.56	9.817	564	77.47
10.001 - 10.500	259	18,196,055.12	1.82	10.299	559	76.40
10.501 - 11.000	305	18,682,722.81	1.87	10.816	559	75.73
11.001 - 11.500	127	6,864,867.22	0.69	11.292	567	77.45
11.501 - 12.000	142	6,599,353.28	0.66	11.785	559	74.11
12.001 - 12.500	75	3,199,882.68	0.32	12.247	573	75.16
12.501 - 13.000	84	3,040,938.92	0.30	12.852	584	77.67
13.001 - 13.500	31	1,110,455.71	0.11	13.281	541	79.18
13.501 - 14.000	22	748,116.03	0.07	13.789	566	79.26
14.001 - 14.500	4	196,648.15	0.02	14.287	544	59.09
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of All Home Equity Loans is approximately 7.613%.

LOAN BALANCES OF ALL HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
5,001 - 10,000	1	$5,642.26	0.00%	9.250%	660	100.00%
15,001 - 20,000	4	68,762.68	0.01	12.029	651	98.82
20,001 - 25,000	151	3,744,440.07	0.37	11.456	597	74.92
25,001 - 30,000	114	3,242,770.31	0.32	11.206	600	76.21
30,001 - 35,000	203	6,893,523.72	0.69	10.741	592	68.15
35,001 - 40,000	165	6,307,455.77	0.63	10.508	592	70.99
40,001 - 45,000	130	5,605,289.04	0.56	10.061	596	74.66
45,001 - 50,000	395	19,512,928.86	1.95	9.179	595	64.95
50,001 - 55,000	332	17,471,671.64	1.75	9.042	589	75.85
55,001 - 60,000	369	21,392,977.39	2.14	8.614	594	74.54
60,001 - 65,000	309	19,427,972.73	1.94	8.560	596	75.34
65,001 - 70,000	262	17,738,206.69	1.77	8.610	586	77.78
70,001 - 75,000	287	20,869,165.01	2.09	8.305	590	76.73
75,001 - 80,000	262	20,343,738.94	2.03	8.265	589	77.60
80,001 - 85,000	250	20,659,400.63	2.06	8.264	590	78.95
85,001 - 90,000	217	19,015,631.61	1.90	8.100	596	75.51
90,001 - 95,000	202	18,738,608.48	1.87	8.018	586	79.67
95,001 - 100,000	231	22,624,207.93	2.26	7.914	595	76.55
100,001 - 105,000	181	18,602,420.88	1.86	7.966	584	79.35
105,001 - 110,000	202	21,790,702.27	2.18	7.855	594	78.71
110,001 - 115,000	192	21,602,740.86	2.16	7.796	591	81.61
115,001 - 120,000	186	21,901,995.14	2.19	7.839	594	79.42
120,001 - 125,000	134	16,437,317.42	1.64	7.804	596	80.85
125,001 - 130,000	153	19,552,832.46	1.95	7.660	595	79.67
130,001 - 135,000	146	19,318,486.12	1.93	7.761	597	81.72
135,001 - 140,000	137	18,857,139.47	1.88	7.724	581	80.33
140,001 - 145,000	143	20,420,428.21	2.04	7.834	585	81.17
145,001 - 150,000	116	17,145,924.85	1.71	7.612	590	81.58
150,001 - 200,000	887	153,656,228.25	15.36	7.468	593	80.27
200,001 - 250,000	542	121,821,073.78	12.18	7.241	597	79.92
250,001 - 300,000	288	78,811,604.19	7.88	6.971	604	80.10
300,001 - 350,000	220	71,423,238.70	7.14	6.804	610	80.73
350,001 - 400,000	148	55,247,069.31	5.52	6.790	610	81.16
400,001 - 450,000	75	31,562,715.16	3.15	6.771	618	82.46
450,001 - 500,000	55	26,431,361.93	2.64	6.665	620	79.73
500,001 - 550,000	18	9,389,617.80	0.94	6.675	630	83.03
550,001 - 600,000	10	5,684,994.06	0.57	7.204	584	83.56
600,001 - 650,000	5	3,110,354.61	0.31	6.690	619	81.61
650,001 - 700,000	1	665,130.16	0.07	8.150	631	90.00
700,001 - 750,000	1	712,802.69	0.07	6.000	636	80.17
800,001 - 850,000	1	819,000.00	0.08	6.100	658	90.00
850,001 - 900,000	1	859,000.00	0.09	6.125	624	78.45
950,001 - 1,000,000	1	980,000.00	0.10	6.350	535	72.59
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of All Home Equity Loans is approximately $129,476.71.

TYPES OF MORTGAGED PROPERTIES OF ALL HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Single Family	6,304	$789,209,904.06	78.88%	7.656%	595	79.10%
PUD	757	133,221,937.24	13.32	7.264	606	81.34
Condominium	308	39,843,498.79	3.98	7.580	608	78.57
Manufactured Housing	204	19,829,075.00	1.98	8.050	618	74.15
Townhome	114	13,406,947.28	1.34	7.705	584	80.25
Two- to Four-Family	40	4,955,209.71	0.50	8.469	616	70.15
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

ORIGINAL TERMS TO MATURITY OF ALL HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
= 60	2	$55,539.75	0.01%	11.336%	652	82.60%
61 - 120	96	4,795,113.56	0.48	9.154	607	64.07
121 - 180	360	23,298,265.78	2.33	8.711	614	70.40
181 - 240	377	23,265,092.17	2.33	9.177	612	72.66
241 - 300	44	4,154,174.38	0.42	8.116	624	73.69
301 - 360	6,848	944,898,386.44	94.45	7.537	597	79.73
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

(1)

The weighted average Original Term to Maturity of All Home Equity Loans is approximately 352 months.

REMAINING TERMS TO MATURITY OF ALL HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
57 - 60	2	$55,539.75	0.01%	11.336%	652	82.60%
61 - 120	96	4,795,113.56	0.48	9.154	607	64.07
121 - 180	363	23,460,306.60	2.34	8.721	613	70.50
181 - 240	374	23,103,051.35	2.31	9.171	613	72.58
241 - 300	44	4,154,174.38	0.42	8.116	624	73.69
301 - 360	6,848	944,898,386.44	94.45	7.537	597	79.73
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of All Home Equity Loans is approximately 350 months.

SEASONING OF ALL HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0	1,928	$252,178,932.77	25.21%	7.542%	598	79.05%
1 - 12	5,786	747,652,556.14	74.73	7.636	598	79.31
13 - 24	13	635,083.17	0.06	9.542	575	79.15
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of All Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF ALL HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Primary Home	7,584	$988,612,981.72	98.82%	7.593%	598	79.37%
Investment Property	98	7,338,322.13	0.73	9.611	614	71.14
Second Home	45	4,515,268.23	0.45	8.910	618	64.65
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

LIEN POSITIONS OF ALL HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
First Lien	6,812	$956,623,887.55	95.62%	7.474%	598	79.48%
Second Lien	915	43,842,684.53	4.38	10.653	598	74.22
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

DOCUMENTATION TYPES OF ALL HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Full Documentation	6,896	$856,620,155.31	85.62%	7.694%	590	80.19%
Stated Income	707	128,103,480.07	12.80	7.061	642	74.34
Limited Documentation	124	15,742,936.70	1.57	7.734	637	67.79
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

CREDIT GRADES OF ALL HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
A+	1,185	$172,169,323.80	17.21%	6.619%	652	76.98%
A1	3,182	445,023,408.31	44.48	7.219	618	80.14
A2	1,791	218,585,959.75	21.85	8.099	559	81.22
B	1,049	111,538,893.93	11.15	8.843	535	78.72
C1	369	36,521,273.50	3.65	9.424	547	73.49
C2	124	14,448,599.61	1.44	9.630	541	69.99
D	27	2,179,113.18	0.22	11.339	535	64.20
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

ORIGINAL CREDIT SCORES OF ALL HOME EQUITY LOANS(1)

Range of Original Credit Scores(2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Not Available(3)	3	$186,309.75	0.02%	10.525%	0	80.00%
451 - 475	2	123,494.50	0.01	9.935	462	72.55
476 - 500	50	6,654,955.83	0.67	9.101	496	78.67
501 - 525	739	84,260,074.77	8.42	8.840	514	79.28
526 - 550	1,217	151,004,692.22	15.09	8.305	538	80.95
551 - 575	1,071	128,449,662.98	12.84	8.020	563	80.46
576 - 600	1,220	156,931,149.66	15.69	7.558	589	78.64
601 - 625	1,220	158,572,734.28	15.85	7.298	613	79.33
626 - 650	987	140,722,765.64	14.07	7.017	638	78.54
651 - 675	625	90,789,030.77	9.07	6.922	662	78.85
676 - 700	326	47,018,030.17	4.70	6.889	687	77.87
701 - 725	148	22,163,538.95	2.22	6.688	712	75.67
726 - 750	53	6,624,944.31	0.66	6.773	737	78.75
751 - 775	43	4,681,258.62	0.47	6.709	764	74.30
776 - 800	22	2,209,053.19	0.22	7.158	788	70.57
801 - 819	1	74,876.44	0.01	6.990	819	28.30
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

(1)

The weighted average Original Credit Score of All Home Equity Loans (excluding 3 Home Equity Loans for which a credit score is not available) is approximately 598.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "Not Available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF ALL HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
2/28 ARM	3,727	$545,000,046.51	54.47%	7.594%	586	80.13%
Fixed	2,518	194,814,744.78	19.47	8.605	609	73.53
3/27 ARM	879	122,782,076.63	12.27	7.244	590	82.49
IO 2/28 ARM	359	93,957,656.69	9.39	6.590	637	81.39
IO 3/27 ARM	169	35,234,791.63	3.52	6.502	636	80.89
Balloon	36	1,799,686.74	0.18	10.262	606	78.65
5/25 ARM	18	2,693,090.01	0.27	5.768	652	74.13
6-Month ARM	12	2,369,098.09	0.24	7.643	587	74.47
IO Fixed	9	1,815,381.00	0.18	6.577	634	78.64
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

PREPAYMENT PENALTIES OF ALL HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Prepayment Penalty	4,605	$633,359,164.22	63.31%	7.402%	596	79.84%
No Prepayment Penalty	3,122	367,107,407.86	36.69	7.978	601	78.22
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

PURPOSE OF ALL HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Cash Out Refinance	5,447	$652,381,471.93	65.21%	7.761%	592	77.49%
Rate / Term Refinance	1,461	211,772,822.71	21.17	7.589	593	82.15
Purchase	819	136,312,277.44	13.62	6.944	631	83.14
Total	7,727	$1,000,466,572.08	100.00%	7.613%	598	79.25%

GROUP I HOME EQUITY LOANS
The following summary information with respect to the Group I Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)
Avg. Outstanding Principal Balance	$77,420.92	$5,642.26 to $611,407.73
Wtd. Avg. Coupon Rate (approximate)	8.602%	5.090% to 14.400%
Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	73.63%	4.76% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	317	60 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	316	57 to 360 months
Wtd. Avg. Original Credit Score (approximate)(1)	609	483 to 819
Maximum Seasoning	20 months
% of Second Liens	22.09%
Outstanding Principal Balance of Loans Secured by First Liens
Two- to Four-Family Properties	$1,198,541.60
All Other Properties	$153,388,586.39
Outstanding Principal Balance of Loans Secured by Second Liens
Two- to Four-Family Properties	$708,978.64
All Other Properties	$43,133,705.89
Latest Maturity Date	May 15, 2035
Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.91%
Fixed Rate Interest Only Loans (2)	0.91%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance)(3)	0.01%

(1)

Excludes 2 of the Home Equity Loans for which a credit score is not available.

(2)

"Fixed Rate Interest Only Loans" provide for payments of interest but not principal for the first 60 months and thereafter payment of principal and interest on a monthly basis.

(3)

Approximately 79.74% of the aggregate outstanding loan balance of the Group I Home Equity Loans had first monthly payments due on or after April 1, 2005, so that it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group I Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP I HOME EQUITY LOANS(1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Arizona	60	$5,391,635.29	2.72%	7.990%	610	77.22%
Arkansas	18	1,053,900.23	0.53	8.599	591	74.76
California	399	36,457,483.62	18.37	8.517	616	69.34
Colorado	12	926,159.32	0.47	8.021	606	67.52
Connecticut	35	2,222,261.70	1.12	8.803	604	72.89
Delaware	11	1,003,389.87	0.51	8.303	598	73.04
Florida	229	18,410,015.24	9.28	8.138	608	74.58
Georgia	59	3,773,974.14	1.90	9.372	616	81.66
Idaho	8	651,716.41	0.33	8.178	604	84.34
Illinois	7	350,763.38	0.18	9.878	590	75.89
Indiana	28	2,227,499.43	1.12	8.187	609	81.71
Iowa	22	1,411,653.15	0.71	8.656	590	81.93
Kansas	7	444,434.34	0.22	9.285	609	88.24
Kentucky	20	1,618,860.71	0.82	7.855	610	82.73
Louisiana	76	5,706,821.06	2.88	8.262	598	79.27
Maine	17	1,168,321.99	0.59	8.682	609	69.79
Maryland	56	5,601,718.41	2.82	8.644	604	73.74
Massachusetts	31	2,771,516.55	1.40	8.351	623	71.55
Michigan	31	1,769,269.59	0.89	8.947	603	74.66
Minnesota	9	996,200.37	0.50	8.374	627	84.94
Mississippi	24	1,680,070.09	0.85	8.098	629	83.31
Missouri	31	1,901,099.20	0.96	8.823	624	77.76
Montana	4	519,169.08	0.26	8.240	649	85.78
Nebraska	6	319,435.96	0.16	8.206	656	74.16
Nevada	47	3,610,175.34	1.82	8.597	618	71.58
New Hampshire	9	602,328.21	0.30	8.109	618	57.05
New Jersey	98	8,184,587.57	4.12	9.135	606	66.11
New Mexico	21	1,690,797.97	0.85	8.624	637	70.43
New York	101	8,508,430.29	4.29	9.468	618	68.60
North Carolina	51	3,220,470.51	1.62	9.460	587	75.03
Ohio	68	4,695,783.10	2.37	8.631	602	77.12
Oklahoma	33	2,250,891.46	1.13	8.420	614	83.74
Oregon	11	1,049,357.53	0.53	7.919	626	71.04
Pennsylvania	116	8,885,604.42	4.48	8.571	601	75.54
Rhode Island	9	565,095.84	0.28	9.141	604	64.57
South Carolina	23	1,509,101.10	0.76	9.098	610	74.94
South Dakota	1	58,905.25	0.03	9.900	604	95.00
Tennessee	56	4,797,600.10	2.42	8.056	611	81.49
Texas	531	35,382,408.42	17.83	8.664	605	72.45
Utah	3	506,364.50	0.26	7.260	646	80.85
Vermont	3	161,058.08	0.08	7.966	584	65.90
Virginia	95	8,327,439.51	4.20	8.830	590	75.37
Washington	43	3,179,913.59	1.60	8.805	621	75.98
West Virginia	16	1,290,059.65	0.65	8.691	598	80.63
Wisconsin	24	1,224,088.88	0.62	9.926	585	80.81
Wyoming	4	351,982.07	0.18	6.967	658	82.32
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF GROUP I HOME EQUITY LOANS(1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0.01 - 5.00	1	$50,000.00	0.03%	10.500%	647	4.76%
10.01 - 15.00	3	186,400.00	0.09	7.604	570	12.11
15.01 - 20.00	10	454,898.32	0.23	8.925	614	17.04
20.01 - 25.00	14	830,091.32	0.42	7.970	637	22.71
25.01 - 30.00	17	1,096,820.98	0.55	7.992	636	27.60
30.01 - 35.00	24	1,329,131.07	0.67	8.100	607	32.58
35.01 - 40.00	33	2,671,609.99	1.35	8.344	592	37.71
40.01 - 45.00	51	3,753,638.03	1.89	8.443	623	43.04
45.01 - 50.00	64	4,489,138.66	2.26	8.479	620	47.75
50.01 - 55.00	86	5,564,706.06	2.80	8.579	594	52.52
55.01 - 60.00	138	9,949,132.43	5.01	8.417	613	57.71
60.01 - 65.00	186	14,177,360.83	7.14	8.643	606	63.04
65.01 - 70.00	236	18,028,406.02	9.09	8.551	605	67.96
70.01 - 75.00	288	23,555,344.96	11.87	8.327	613	72.87
75.01 - 80.00	583	47,456,084.18	23.92	8.529	612	78.75
80.01 - 85.00	348	26,585,760.50	13.40	8.874	605	82.81
85.01 - 90.00	366	29,626,046.39	14.93	8.854	605	87.41
90.01 - 95.00	77	7,259,919.09	3.66	8.189	601	91.64
95.01 - 100.00	38	1,365,323.69	0.69	11.627	654	98.94
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

(1)

The weighted average Original Combined Loan-to-Value Ratio of the Group I Home Equity Loans is approximately 73.63%.

COUPON RATES OF GROUP I HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
5.001 - 5.500	2	$191,516.33	0.10%	5.345%	672	45.71%
5.501 - 6.000	3	535,196.42	0.27	5.775	618	55.86
6.001 - 6.500	47	6,826,940.94	3.44	6.330	640	72.65
6.501 - 7.000	309	39,423,173.62	19.87	6.849	642	71.66
7.001 - 7.500	179	19,746,300.02	9.95	7.340	629	73.75
7.501 - 8.000	280	27,332,641.12	13.77	7.842	616	74.77
8.001 - 8.500	211	17,350,032.58	8.74	8.308	611	73.98
8.501 - 9.000	278	20,712,696.21	10.44	8.812	598	73.66
9.001 - 9.500	180	11,888,358.02	5.99	9.321	590	74.20
9.501 - 10.000	264	16,821,558.75	8.48	9.824	586	74.62
10.001 - 10.500	145	7,846,059.96	3.95	10.308	576	72.17
10.501 - 11.000	212	10,923,442.35	5.50	10.836	573	74.85
11.001 - 11.500	103	4,676,448.82	2.36	11.310	585	75.66
11.501 - 12.000	134	5,859,405.89	2.95	11.804	562	73.41
12.001 - 12.500	75	3,199,882.68	1.61	12.247	573	75.16
12.501 - 13.000	84	3,040,938.92	1.53	12.852	584	77.67
13.001 - 13.500	31	1,110,455.71	0.56	13.281	541	79.18
13.501 - 14.000	22	748,116.03	0.38	13.789	566	79.26
14.001 - 14.500	4	196,648.15	0.10	14.287	544	59.09
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

(1)

 As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group I Home Equity Loans is approximately 8.602%.

LOAN BALANCES OF GROUP I HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
5,001 - 10,000	1	$5,642.26	0.00%	9.250%	660	100.00%
15,001 - 20,000	4	68,762.68	0.03	12.029	651	98.82
20,001 - 25,000	149	3,694,500.46	1.86	11.518	597	74.81
25,001 - 30,000	109	3,102,816.03	1.56	11.389	598	75.98
30,001 - 35,000	179	6,063,538.86	3.06	10.928	590	68.73
35,001 - 40,000	136	5,209,297.48	2.63	10.856	594	70.69
40,001 - 45,000	105	4,516,729.40	2.28	10.248	600	73.93
45,001 - 50,000	240	11,856,048.80	5.97	9.456	603	64.63
50,001 - 55,000	179	9,444,329.67	4.76	9.541	595	73.60
55,001 - 60,000	188	10,909,938.14	5.50	8.886	608	73.01
60,001 - 65,000	150	9,445,467.88	4.76	8.761	612	72.25
65,001 - 70,000	116	7,865,674.82	3.96	9.042	595	75.53
70,001 - 75,000	97	7,060,100.59	3.56	8.692	598	71.91
75,001 - 80,000	94	7,303,722.74	3.68	8.666	605	74.44
80,001 - 85,000	86	7,119,891.37	3.59	8.580	603	76.88
85,001 - 90,000	83	7,283,834.02	3.67	8.124	612	71.18
90,001 - 95,000	48	4,455,720.83	2.25	8.401	610	74.58
95,001 - 100,000	69	6,773,967.54	3.41	8.141	609	74.08
100,001 - 105,000	43	4,416,073.12	2.23	8.132	600	78.84
105,001 - 110,000	47	5,060,979.52	2.55	8.094	613	74.59
110,001 - 115,000	34	3,834,717.59	1.93	8.185	601	78.49
115,001 - 120,000	36	4,247,631.08	2.14	7.883	621	74.23
120,001 - 125,000	19	2,340,065.34	1.18	8.345	629	79.43
125,001 - 130,000	28	3,573,925.19	1.80	7.865	613	69.26
130,001 - 135,000	33	4,371,478.63	2.20	8.058	615	77.74
135,001 - 140,000	16	2,203,715.38	1.11	7.992	596	69.04
140,001 - 145,000	27	3,846,096.43	1.94	7.976	605	74.36
145,001 - 150,000	18	2,661,002.64	1.34	8.166	611	72.65
150,001 - 200,000	119	20,468,867.57	10.32	7.720	618	74.32
200,001 - 250,000	63	14,053,258.96	7.08	7.457	617	74.37
250,001 - 300,000	20	5,421,296.78	2.73	7.303	616	74.25
300,001 - 350,000	15	4,745,586.31	2.39	7.428	647	79.92
350,001 - 400,000	7	2,512,704.98	1.27	7.477	632	72.75
400,001 - 450,000	2	824,268.20	0.42	6.750	630	85.49
500,001 - 550,000	2	1,056,753.50	0.53	7.236	652	83.93
600,001 - 650,000	1	611,407.73	0.31	6.750	679	79.61
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group I Home Equity Loans is approximately $77,420.92.

TYPES OF MORTGAGED PROPERTIES OF GROUP I HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Single Family	2,129	$163,872,379.66	82.58%	8.580%	608	73.74%
PUD	214	17,836,573.22	8.99	8.604	604	73.80
Manufactured Housing	77	7,342,676.89	3.70	8.281	636	73.09
Condominium	94	5,494,225.88	2.77	9.281	618	72.06
Townhome	27	1,976,436.63	1.00	8.363	603	71.52
Two- to Four-Family	22	1,907,520.24	0.96	9.940	631	71.00
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

ORIGINAL TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
= 60	2	$55,539.75	0.03%	11.336%	652	82.60%
61 - 120	95	4,725,540.71	2.38	9.201	608	64.24
121 - 180	360	23,298,265.78	11.74	8.711	614	70.40
181 - 240	377	23,265,092.17	11.72	9.177	612	72.66
241 - 300	44	4,154,174.38	2.09	8.116	624	73.69
301 - 360	1,685	142,931,199.73	72.03	8.483	607	74.61
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

(1)

The weighted average Original Term to Maturity of the Group I Home Equity Loans is approximately 317 months.

REMAINING TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
57 - 60	2	$55,539.75	0.03%	11.336%	652	82.60%
61 - 120	95	4,725,540.71	2.38	9.201	608	64.24
121 - 180	363	23,460,306.60	11.82	8.721	613	70.50
181 - 240	374	23,103,051.35	11.64	9.171	613	72.58
241 - 300	44	4,154,174.38	2.09	8.116	624	73.69
301 - 360	1,685	142,931,199.73	72.03	8.483	607	74.61
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group I Home Equity Loans is approximately 316 months.

SEASONING OF GROUP I HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0	684	$52,980,424.37	26.70%	8.460%	610	74.04%
1 - 12	1,871	145,146,373.33	73.15	8.650	609	73.46
13 - 24	8	303,014.82	0.15	10.252	598	77.74
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group I Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP I HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Primary Home	2,512	$195,594,015.28	98.57%	8.571%	609	73.76%
Investment Property	34	1,787,849.00	0.90	10.904	596	68.62
Second Home	17	1,047,948.24	0.53	10.318	638	57.70
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

LIEN POSITIONS OF GROUP I HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
First Lien	1,648	$154,587,127.99	77.91%	8.020%	612	73.46%
Second Home	915	43,842,684.53	22.09	10.653	598	74.22
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

DOCUMENTATION TYPES OF GROUP I HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Full Documentation	2,379	$181,379,074.50	91.41%	8.623%	606	74.11%
Stated Income	115	11,600,926.54	5.85	8.082	641	69.52
Limited Documentation	69	5,449,811.48	2.75	9.006	638	66.33
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

CREDIT GRADES OF GROUP I HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
A+	515	$49,195,356.47	24.79%	7.386%	653	71.46%
A1	1,082	84,781,611.76	42.73	8.375	621	75.25
A2	512	34,929,887.27	17.60	9.414	570	74.51
B	320	21,275,639.83	10.72	10.031	543	73.52
C1	97	5,165,249.92	2.60	11.143	562	67.35
C2	10	902,954.09	0.46	9.819	547	66.54
D	27	2,179,113.18	1.10	11.339	535	64.20
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

ORIGINAL CREDIT SCORES OF GROUP I HOME EQUITY LOANS(1)

Range of Credit Scores(2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Not Available(3)	2	$123,909.75	0.06%	10.291%	0	80.00%
476 - 500	6	370,858.17	0.19	10.779	494	70.71
501 - 525	180	12,643,799.69	6.37	10.152	514	74.02
526 - 550	310	20,947,786.89	10.56	9.721	539	74.75
551 - 575	340	23,266,502.62	11.73	9.343	563	71.97
576 - 600	394	30,139,988.05	15.19	8.653	589	73.42
601 - 625	449	34,080,476.21	17.18	8.399	613	74.29
626 - 650	400	33,717,169.77	16.99	7.985	639	73.43
651 - 675	242	21,423,153.89	10.80	7.837	661	74.81
676 - 700	129	12,374,730.83	6.24	7.750	685	72.87
701 - 725	58	4,651,741.93	2.34	8.012	712	72.11
726 - 750	22	1,973,361.43	0.99	7.655	736	79.59
751 - 775	20	1,610,678.34	0.81	7.243	762	68.01
776 - 800	10	1,030,778.51	0.52	7.323	785	66.32
801 - 819	1	74,876.44	0.04	6.990	819	28.30
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

(1)

The weighted average Original Credit Score of the Group I Home Equity Loans (excluding 2 Group I Home Equity Loans for which a credit score is not available) is approximately 609.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "Not Available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

SECOND MORTGAGE RATIOS OF GROUP I HOME EQUITY LOANS(1)

Range of Second Mortgage Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0	1,648	$154,587,127.99	77.91%	8.020%	612	73.46%
0.00 - 5.00	2	64,951.28	0.03	10.104	650	75.40
5.01 - 10.00	69	2,204,792.75	1.11	11.236	583	76.93
10.01 - 15.00	171	6,835,826.34	3.44	10.760	595	76.43
15.01 - 20.00	228	9,796,396.38	4.94	10.894	597	76.56
20.01 - 25.00	147	6,710,192.90	3.38	10.685	597	74.62
25.01 - 30.00	135	6,935,282.61	3.50	10.648	603	73.91
30.01 - 35.00	75	4,958,346.94	2.50	10.305	603	73.64
35.01 - 40.00	27	1,572,065.22	0.79	10.567	581	68.08
40.01 - 45.00	29	2,259,346.73	1.14	9.693	624	72.21
45.01 - 50.00	11	819,663.74	0.41	10.292	579	67.02
50.01 - 55.00	3	267,827.24	0.13	9.582	578	71.43
55.01 - 60.00	4	291,991.69	0.15	10.035	580	39.57
60.01 - 65.00	2	150,800.00	0.08	12.361	614	51.07
65.01 - 70.00	2	119,754.74	0.06	9.744	628	66.43
70.01 - 75.00	1	41,661.50	0.02	8.900	626	41.39
75.01 - 80.00	2	405,823.43	0.20	11.523	664	82.35
80.01 - 85.00	5	338,206.06	0.17	9.800	572	51.01
90.01 – 95.00	1	29,713.89	0.01	11.300	513	43.28
95.01 – 100.00	1	40,041.09	0.02	12.980	615	80.49
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

(1)

Applies only to Home Equity Loans in the second lien position.  The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related mortgage property at the date of origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP I HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Fixed	2,518	$194,814,744.78	98.18%	8.605%	609	73.53%
Fixed IO	9	1,815,381.00	0.91	6.577	634	78.65
Balloon	36	1,799,686.74	0.91	10.262	606	78.64
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

PREPAYMENT PENALTIES OF GROUP I HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Prepayment Penalty	1,422	$122,186,646.05	61.58%	8.232%	611	74.50%
No Prepayment Penalty	1,141	76,243,166.47	38.42	9.194	606	72.22
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

PURPOSE OF GROUP I HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Cash Out Refinance	2,175	$159,494,590.65	80.38%	8.758%	606	72.65%
Rate / Term Refinance	317	31,794,187.77	16.02	8.015	618	76.92
Purchase	71	7,141,034.10	3.60	7.724	632	80.77
Total	2,563	$198,429,812.52	100.00%	8.602%	609	73.63%

GROUP II HOME EQUITY LOANS
The following summary information with respect to the Group II Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$155,313.08	$24,964.55 to $980,000.00
Wtd. Avg. Coupon Rate (approximate)	7.369%	4.780% to 11.950%
Wtd. Avg. Gross Margin (approximate)	5.943%	0.125% to 10.720%
Wtd. Avg. Maximum Rate (approximate) (1)	14.336%	10.780% to 18.950%
Wtd. Avg. Minimum Rate (approximate) (1)	7.369%	4.780% to 11.950%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	80.64%	8.39% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 months	120 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	359 months	118 to 360 months
Wtd. Avg. Original Credit Score (approximate)	595	457 to 800
Maximum Seasoning	23 months
% of Second Liens	0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$3,047,689.47
All Other Properties	$798,989,070.09
2/28 Adjustable Rate Interest Only Loans (2)	11.71%
3/27 Adjustable Rate Interest Only Loans (3)	4.39%
Latest Maturity Date	May 15, 2035
Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.00%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance) (4)…..………………………………………………….	0.08%
Six-Month Adjustable Rate Loans (5)
Percentage of Aggregate Outstanding
Group II Principal Loan Balance	0.30%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	5 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (6)	1.00%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (6)	1.00%
2/28 Adjustable Rate Loans (7)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	79.67%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	23 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (6)	2.22%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (6)	1.10%
3/27 Adjustable Rate Loans (8)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	19.70%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	35 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (6)	2.87%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (6)	1.14%
5/25 Adjustable Rate Loans (9)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	0.34%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	58 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (6)	2.00%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (6)	2.00%

(1)

The "Maximum Rates" or "Minimum Rates" are the highest and lowest rates, respectively, at which interest may accrue on the Group II Home Equity Loans.

(2)

"2/28 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 24 months or 60 months and thereafter payments of principal and interest on a monthly basis.

(3)

"3/27 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 36 months or 60 months and thereafter payments of principal and interest on a monthly basis.

(4)

Approximately 78.68% of the aggregate outstanding loan balance of the Group II Home Equity Loans had first monthly payments due on or after April 1, 2005, so it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

(5)

"Six-Month Adjustable Rate Loans" have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(6)

Above the then current coupon rate.

(7)

"2/28 Adjustable Rate Loans" have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  "2/28 Adjustable Rate Loans" include 2/28 Adjustable Rate Interest Only Loans.

(8)

"3/27 Adjustable Rate Loans" have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  "3/27 Adjustable Rate Loans" include 3/27 Adjustable Rate Interest Only Loans.

(9)

"5/25 Adjustable Rate Loans" have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group II Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP II HOME EQUITY LOANS(1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Arizona	164	$25,011,919.81	3.12%	7.172%	596	82.64%
Arkansas	27	1,901,763.38	0.24	8.343	600	80.58
California	743	201,718,895.21	25.15	6.645	610	78.37
Colorado	126	22,744,424.17	2.84	6.957	598	83.96
Connecticut	74	15,238,699.63	1.90	6.981	595	79.78
Delaware	23	3,233,966.25	0.40	7.916	570	77.44
Florida	427	67,026,944.46	8.36	7.224	587	82.37
Georgia	187	25,726,866.79	3.21	8.188	591	82.97
Idaho	28	3,536,936.52	0.44	7.509	599	82.90
Illinois	25	4,293,238.00	0.54	7.681	610	82.35
Indiana	140	13,858,699.59	1.73	7.935	574	84.65
Iowa	49	4,231,250.16	0.53	8.121	579	83.40
Kansas	43	4,533,574.75	0.57	8.195	582	86.15
Kentucky	67	7,159,952.36	0.89	7.906	570	84.80
Louisiana	88	8,386,619.39	1.05	7.996	564	84.15
Maine	30	3,527,007.12	0.44	7.504	596	75.78
Maryland	148	28,905,870.10	3.60	7.604	583	79.61
Massachusetts	60	13,577,383.20	1.69	7.159	600	75.94
Michigan	139	17,240,947.49	2.15	7.976	581	81.67
Minnesota	45	6,729,753.26	0.84	7.411	600	81.76
Mississippi	30	2,437,925.13	0.30	7.579	608	86.24
Missouri	97	10,115,692.54	1.26	8.042	587	83.91
Montana	12	988,300.43	0.12	7.873	601	76.97
Nebraska	25	3,175,410.49	0.40	7.193	603	84.50
Nevada	87	18,811,821.03	2.35	7.020	610	79.93
New Hampshire	23	3,704,613.91	0.46	7.074	590	79.12
New Jersey	113	23,238,901.50	2.90	7.632	597	77.34
New Mexico	44	4,864,399.34	0.61	8.052	584	81.54
New York	175	26,718,836.95	3.33	7.821	594	76.06
North Carolina	173	20,041,980.93	2.50	8.146	585	82.51
Ohio	222	25,107,652.52	3.13	7.884	573	85.01
Oklahoma	59	5,007,384.68	0.62	7.737	599	83.53
Oregon	34	4,832,883.91	0.60	7.604	586	80.68
Pennsylvania	212	22,253,612.45	2.77	7.804	580	82.15
Rhode Island	23	4,270,176.96	0.53	7.337	599	78.10
South Carolina	54	6,239,654.02	0.78	8.153	599	84.73
South Dakota	2	150,352.41	0.02	7.665	584	82.25
Tennessee	109	12,702,013.72	1.58	7.721	582	83.79
Texas	550	53,787,900.30	6.71	7.971	592	78.90
Utah	36	5,209,237.19	0.65	7.084	607	84.90
Vermont	10	1,159,073.41	0.14	8.313	585	77.31
Virginia	193	32,930,640.73	4.11	7.566	584	80.65
Washington	155	26,353,404.02	3.29	7.064	610	82.91
West Virginia	32	2,915,371.58	0.36	8.246	580	81.70
Wisconsin	51	5,533,316.14	0.69	8.195	600	83.27
Wyoming	10	901,491.63	0.11	8.635	561	82.84
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF GROUP II HOME EQUITY LOANS(1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
5.01 - 10.00	1	$36,000.00	0.00%	7.300%	573	8.39%
10.01 - 15.00	2	99,964.71	0.01	7.675	621	11.96
15.01 - 20.00	8	613,609.31	0.08	8.030	628	18.69
20.01 - 25.00	8	857,507.03	0.11	7.710	652	22.79
25.01 - 30.00	22	1,550,456.64	0.19	7.827	608	28.07
30.01 - 35.00	22	1,975,131.42	0.25	7.461	600	32.68
35.01 - 40.00	28	2,993,853.13	0.37	7.186	583	37.37
40.01 - 45.00	42	3,781,354.60	0.47	7.624	595	42.74
45.01 - 50.00	49	6,751,133.44	0.84	7.039	600	47.92
50.01 - 55.00	77	9,623,801.13	1.20	7.413	599	52.79
55.01 - 60.00	115	15,784,273.55	1.97	7.161	587	57.73
60.01 - 65.00	149	23,223,133.93	2.90	7.073	584	62.83
65.01 - 70.00	219	31,531,818.52	3.93	7.169	589	67.91
70.01 - 75.00	344	54,150,271.75	6.75	7.395	587	73.16
75.01 - 80.00	1,499	237,564,605.40	29.62	7.064	619	79.18
80.01 - 85.00	651	107,494,322.21	13.40	7.533	585	82.65
85.01 - 90.00	1,344	207,401,713.01	25.86	7.630	584	88.61
90.01 - 95.00	572	93,819,798.20	11.70	7.539	578	91.77
95.01 - 100.00	12	2,784,011.58	0.35	7.216	634	97.44
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

(1)

The weighted average Original Combined Loan-to-Value Ratio of the Group II Home Equity Loans is approximately 80.64%.

COUPON RATES OF GROUP II HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
4.501 - 5.000	4	$711,845.98	0.09%	4.911%	692	56.96%
5.001 - 5.500	40	9,374,149.30	1.17	5.479	646	81.91
5.501 - 6.000	504	106,179,853.49	13.24	5.918	635	77.86
6.001 - 6.500	622	128,283,738.70	15.99	6.318	619	78.81
6.501 - 7.000	837	153,326,803.64	19.12	6.817	611	80.42
7.001 - 7.500	586	89,826,020.83	11.20	7.320	593	81.47
7.501 - 8.000	749	104,185,758.14	12.99	7.824	577	83.33
8.001 - 8.500	503	67,636,409.75	8.43	8.308	563	83.21
8.501 - 9.000	514	63,937,883.64	7.97	8.808	557	82.08
9.001 - 9.500	279	28,724,432.17	3.58	9.299	548	81.58
9.501 - 10.000	287	28,812,222.51	3.59	9.813	551	79.14
10.001 - 10.500	114	10,349,995.16	1.29	10.292	545	79.60
10.501 - 11.000	93	7,759,280.46	0.97	10.788	540	76.98
11.001 - 11.500	24	2,188,418.40	0.27	11.253	527	81.27
11.501 - 12.000	8	739,947.39	0.09	11.631	536	79.68
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

(1)

 As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group II Home Equity Loans is approximately 7.369%.

GROSS MARGINS OF GROUP II HOME EQUITY LOANS(1)

Range or Gross Margins (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
0.001 - 0.500	4	$998,200.00	0.12%	6.946%	587	78.52%
1.001 - 1.500	1	113,857.58	0.01	11.670	521	75.00
1.501 - 2.000	1	218,500.00	0.03	8.160	619	95.00
2.001 - 2.500	18	2,693,090.01	0.34	5.768	652	74.13
3.001 - 3.500	4	518,104.44	0.06	7.145	610	83.56
3.501 - 4.000	50	12,285,094.58	1.53	5.637	636	82.35
4.001 - 4.500	329	71,237,552.20	8.88	5.955	636	78.50
4.501 - 5.000	641	130,401,630.84	16.26	6.266	621	78.47
5.001 - 5.500	702	128,350,413.12	16.00	6.728	611	80.21
5.501 - 6.000	686	113,329,292.77	14.13	7.097	599	80.89
6.001 - 6.500	644	94,316,590.13	11.76	7.659	585	82.59
6.501 - 7.000	613	82,322,615.68	10.26	8.073	568	82.81
7.001 - 7.500	503	65,455,621.52	8.16	8.551	564	82.43
7.501 - 8.000	339	39,550,052.40	4.93	9.020	555	82.08
8.001 - 8.500	264	26,887,676.22	3.35	9.515	555	78.75
8.501 - 9.000	174	14,746,453.43	1.84	9.945	548	79.82
9.001 - 9.500	112	11,687,925.66	1.46	10.378	551	79.72
9.501 - 10.000	53	4,583,855.12	0.57	10.717	542	78.58
10.001 - 10.500	21	2,081,826.55	0.26	11.032	530	81.15
10.501 - 11.000	5	258,407.31	0.03	11.469	524	78.04
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group II Home Equity Loans is approximately 5.943%.

MAXIMUM RATES OF GROUP II HOME EQUITY LOANS(1)

Range of Maximum Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
10.501 - 11.000	4	$711,845.98	0.09%	4.911%	692	56.96%
11.001 - 11.500	5	738,828.10	0.09	5.228	686	74.35
11.501 - 12.000	11	2,274,785.94	0.28	5.862	607	76.73
12.001 - 12.500	50	11,865,951.68	1.48	5.733	629	80.99
12.501 - 13.000	512	107,000,482.11	13.34	5.945	635	77.86
13.001 - 13.500	619	127,384,372.88	15.88	6.337	619	78.91
13.501 - 14.000	837	153,090,868.42	19.09	6.835	611	80.52
14.001 - 14.500	596	90,625,521.31	11.30	7.354	594	81.57
14.501 - 15.000	743	103,267,367.94	12.88	7.847	576	83.36
15.001 - 15.500	496	66,287,816.78	8.26	8.333	562	82.91
15.501 - 16.000	528	65,325,245.05	8.14	8.860	556	81.95
16.001 - 16.500	276	28,153,469.55	3.51	9.329	547	82.17
16.501 - 17.000	259	25,270,879.78	3.15	9.809	549	78.96
17.001 - 17.500	104	9,391,522.02	1.17	10.305	544	79.06
17.501 - 18.000	93	7,759,280.46	0.97	10.788	540	76.98
18.001 - 18.500	23	2,148,574.17	0.27	11.253	527	81.52
18.501 - 19.000	8	739,947.39	0.09	11.631	536	79.68
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group II Home Equity Loans is approximately 14.336%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP II HOME EQUITY LOANS

Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
May 2005	1	$55,305.98	0.01%	9.050%	497	81.20%
August 2005	2	268,663.59	0.03	7.093	630	64.09
September 2005	5	498,699.01	0.06	9.455	579	62.31
October 2005	3	596,360.47	0.07	7.736	558	80.68
November 2005	3	1,052,500.00	0.13	6.977	593	78.30
December 2005	1	112,536.81	0.01	6.990	614	90.48
March 2006	1	39,844.23	0.00	11.250	528	67.80
May 2006	2	202,584.69	0.03	7.146	601	87.03
June 2006	2	274,671.99	0.03	9.945	584	80.41
August 2006	1	103,051.62	0.01	8.500	570	90.00
September 2006	7	948,851.85	0.12	7.682	606	86.18
October 2006	4	847,744.46	0.11	6.688	641	80.74
November 2006	13	2,094,764.39	0.26	7.726	615	74.72
December 2006	46	8,936,071.44	1.11	7.344	626	89.26
January 2007	39	7,289,180.72	0.91	6.899	646	85.29
February 2007	770	114,534,222.41	14.28	7.474	592	80.32
March 2007	1,269	192,121,580.53	23.95	7.532	591	80.09
April 2007	1,442	228,906,206.80	28.54	7.434	591	80.20
May 2007	488	82,521,216.65	10.29	7.292	597	79.82
August 2007	1	143,125.85	0.02	6.800	616	77.84
September 2007	1	90,451.77	0.01	7.700	541	92.70
October 2007	4	946,385.64	0.12	6.470	653	78.11
November 2007	15	2,415,213.34	0.30	6.732	639	80.66
December 2007	12	1,532,519.46	0.19	6.638	642	79.98
January 2008	25	3,182,018.15	0.40	6.626	634	80.68
February 2008	187	26,294,020.26	3.28	7.235	594	81.69
March 2008	293	42,645,991.08	5.32	7.279	597	82.40
April 2008	367	56,211,083.21	7.01	6.984	599	82.25
May 2008	142	24,478,803.15	3.05	6.914	604	82.47
September 2009	1	52,823.60	0.01	6.000	511	70.00
February 2010	3	605,582.10	0.08	6.738	647	90.41
March 2010	4	344,145.19	0.04	5.979	631	73.64
April 2010	9	1,450,539.12	0.18	5.453	664	69.67
May 2010	1	240,000.00	0.03	4.875	647	61.54
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

LOAN BALANCES OF GROUP II HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
20,001 - 25,000	2	$49,939.61	0.01%	6.870%	646	83.33%
25,001 - 30,000	5	139,954.28	0.02	7.154	653	81.24
30,001 - 35,000	24	829,984.86	0.10	9.375	606	63.91
35,001 - 40,000	29	1,098,158.29	0.14	8.857	584	72.41
40,001 - 45,000	25	1,088,559.64	0.14	9.284	577	77.68
45,001 - 50,000	155	7,656,880.06	0.95	8.750	584	65.44
50,001 - 55,000	153	8,027,341.97	1.00	8.456	582	78.49
55,001 - 60,000	181	10,483,039.25	1.31	8.331	581	76.13
60,001 - 65,000	159	9,982,504.85	1.24	8.369	581	78.27
65,001 - 70,000	146	9,872,531.87	1.23	8.266	579	79.58
70,001 - 75,000	190	13,809,064.42	1.72	8.107	587	79.19
75,001 - 80,000	168	13,040,016.20	1.63	8.040	580	79.37
80,001 - 85,000	164	13,539,509.26	1.69	8.098	583	80.04
85,001 - 90,000	134	11,731,797.59	1.46	8.085	586	78.20
90,001 - 95,000	154	14,282,887.65	1.78	7.898	579	81.26
95,001 - 100,000	162	15,850,240.39	1.98	7.817	588	77.61
100,001 - 105,000	138	14,186,347.76	1.77	7.915	579	79.51
105,001 - 110,000	155	16,729,722.75	2.09	7.782	588	79.95
110,001 - 115,000	158	17,768,023.27	2.22	7.712	589	82.28
115,001 - 120,000	150	17,654,364.06	2.20	7.829	587	80.66
120,001 - 125,000	115	14,097,252.08	1.76	7.714	591	81.09
125,001 - 130,000	125	15,978,907.27	1.99	7.614	591	82.00
130,001 - 135,000	113	14,947,007.49	1.86	7.674	592	82.88
135,001 - 140,000	121	16,653,424.09	2.08	7.688	579	81.83
140,001 - 145,000	116	16,574,331.78	2.07	7.801	580	82.75
145,001 - 150,000	98	14,484,922.21	1.81	7.510	586	83.22
150,001 - 200,000	768	133,187,360.68	16.61	7.429	590	81.18
200,001 - 250,000	479	107,767,814.82	13.44	7.213	594	80.64
250,001 - 300,000	268	73,390,307.41	9.15	6.946	603	80.53
300,001 - 350,000	205	66,677,652.39	8.31	6.760	607	80.79
350,001 - 400,000	141	52,734,364.33	6.58	6.757	609	81.56
400,001 - 450,000	73	30,738,446.96	3.83	6.771	618	82.38
450,001 - 500,000	55	26,431,361.93	3.30	6.665	620	79.73
500,001 - 550,000	16	8,332,864.30	1.04	6.604	627	82.92
550,001 - 600,000	10	5,684,994.06	0.71	7.204	584	83.56
600,001 - 650,000	4	2,498,946.88	0.31	6.675	604	82.10
650,001 - 700,000	1	665,130.16	0.08	8.150	631	90.00
700,001 - 750,000	1	712,802.69	0.09	6.000	636	80.17
800,001 - 850,000	1	819,000.00	0.10	6.100	658	90.00
850,001 - 900,000	1	859,000.00	0.11	6.125	624	78.45
950,001 - 1,000,000	1	980,000.00	0.12	6.350	535	72.59
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group II Home Equity Loans is approximately $155,313.08.

TYPES OF MORTGAGED PROPERTIES OF GROUP II HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Single Family	4,175	$625,337,524.40	77.97%	7.414%	592	80.50%
PUD	543	115,385,364.02	14.39	7.057	606	82.51
Condominium	214	34,349,272.91	4.28	7.308	607	79.61
Manufactured Housing	127	12,486,398.11	1.56	7.914	608	74.78
Townhome	87	11,430,510.65	1.43	7.592	581	81.76
Two- to Four-Family	18	3,047,689.47	0.38	7.548	607	69.62
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

ORIGINAL TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
120	1	$69,572.85	0.01%	6.000%	591	52.63%
360	5,163	801,967,186.71	99.99	7.369	595	80.64
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

(1)

The weighted average Original Term to Maturity of the Group II Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
61 - 120	1	$69,572.85	0.01%	6.000%	591	52.63%
301 - 360	5,163	801,967,186.71	99.99	7.369	595	80.64
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group II Home Equity Loans is approximately 359 months.

SEASONING OF GROUP II HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
0	1,244	$199,198,508.40	24.84%	7.298%	595	80.39%
1 - 12	3,915	602,506,182.81	75.12	7.391	595	80.72
13 - 24	5	332,068.35	0.04	8.895	555	80.43
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group II Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP II HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Primary Home	5,072	$793,018,966.44	98.88%	7.351%	595	80.76%
Investment Property	64	5,550,473.13	0.69	9.195	620	71.95
Second Home	28	3,467,319.99	0.43	8.484	612	66.74
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

LIEN POSITIONS OF GROUP II HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
First Lien	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

DOCUMENTATION TYPES OF GROUP II HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Full Documentation	4,517	$675,241,080.81	84.19%	7.444%	586	81.83%
Stated Income	592	116,502,553.53	14.53	6.959	643	74.82
Limited Documentation	55	10,293,125.22	1.28	7.060	637	68.57
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

CREDIT GRADES OF GROUP II HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
A+	670	$122,973,967.33	15.33%	6.312%	652	79.19%
A1	2,100	360,241,796.55	44.92	6.946	617	81.29
A2	1,279	183,656,072.48	22.90	7.849	557	82.49
B	729	90,263,254.10	11.25	8.563	533	79.95
C1	272	31,356,023.58	3.91	9.141	544	74.50
C2	114	13,545,645.52	1.69	9.618	540	70.22
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

ORIGINAL CREDIT SCORES OF GROUP II HOME EQUITY LOANS(1)

Range of Credit Scores(2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Not Available(3)	1	$62,400.00	0.01%	10.990%	0	80.00%
451 - 475	2	123,494.50	0.02	9.935	462	72.55
476 - 500	44	6,284,097.66	0.78	9.002	497	79.14
501 - 525	559	71,616,275.08	8.93	8.609	514	80.20
526 - 550	907	130,056,905.33	16.22	8.077	537	81.95
551 - 575	731	105,183,160.36	13.11	7.728	563	82.34
576 - 600	826	126,791,161.61	15.81	7.297	589	79.88
601 - 625	771	124,492,258.07	15.52	6.997	612	80.71
626 - 650	587	107,005,595.87	13.34	6.712	638	80.15
651 - 675	383	69,365,876.88	8.65	6.640	662	80.10
676 - 700	197	34,643,299.34	4.32	6.581	687	79.65
701 - 725	90	17,511,797.02	2.18	6.337	712	76.62
726 - 750	31	4,651,582.88	0.58	6.399	737	78.40
751 - 775	23	3,070,580.28	0.38	6.429	765	77.59
776 - 800	12	1,178,274.68	0.15	7.013	790	74.29
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

(1)

The weighted average Original Credit Score of the Group II Home Equity Loans (excluding 1 Group II Home Equity Loan for which a credit score is not available) is approximately 595.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "Not Available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF GROUP II HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
2/28 ARM	3,727	$545,000,046.51	67.95%	7.594%	586	80.13%
3/27 ARM	879	122,782,076.63	15.31	7.244	590	82.49
IO 2/28 ARM	359	93,957,656.69	11.71	6.590	637	81.39
IO 3/27 ARM	169	35,234,791.63	4.39	6.502	636	80.89
5/25 ARM	18	2,693,090.01	0.34	5.768	652	74.13
6-Month ARM	12	2,369,098.09	0.30	7.643	587	74.47
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

PREPAYMENT PENALTIES OF GROUP II HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Prepayment Penalty	3,183	$511,172,518.17	63.73%	7.204%	592	81.12%
No Prepayment Penalty	1,981	290,864,241.39	36.27	7.659	600	79.79
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

PURPOSE OF GROUP II HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Cash Out Refinance	3,272	$492,886,881.28	61.45%	7.439%	588	79.06%
Rate / Term Refinance	1,144	179,978,634.94	22.44	7.513	589	83.07
Purchase	748	129,171,243.34	16.11	6.900	631	83.27
Total	5,164	$802,036,759.56	100.00%	7.369%	595	80.64%

BOND SUMMARY (TO CALL / MATURITY)

Class AF-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.87	1.38	1.00	0.84	0.69	0.60
First Principal Payment Date	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005
Last Principal Payment Date	5/25/2009	3/25/2008	4/25/2007	12/25/2006	8/25/2006	6/25/2006
Payment Windows (mos.)	1 to 47	1 to 33	1 to 22	1 to 18	1 to 14	1 to 12
Class AF-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.87	1.38	1.00	0.84	0.69	0.60
First Principal Payment Date	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005
Last Principal Payment Date	5/25/2009	3/25/2008	4/25/2007	12/25/2006	8/25/2006	6/25/2006
Payment Windows (mos.)	1 to 47	1 to 33	1 to 22	1 to 18	1 to 14	1 to 12

Class AF-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	4.86	3.41	2.2	1.75	1.36	1.12
First Principal Payment Date	5/25/2009	3/25/2008	4/25/2007	12/25/2006	8/25/2006	6/25/2006
Last Principal Payment Date	4/25/2011	6/25/2009	12/25/2007	6/25/2007	12/25/2006	9/25/2006
Payment Windows (mos.)	47 to 70	33 to 48	22 to 30	18 to 24	14 to 18	12 to 15
Class AF-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	4.86	3.41	2.2	1.75	1.36	1.12
First Principal Payment Date	5/25/2009	3/25/2008	4/25/2007	12/25/2006	8/25/2006	6/25/2006
Last Principal Payment Date	4/25/2011	6/25/2009	12/25/2007	6/25/2007	12/25/2006	9/25/2006
Payment Windows (mos.)	47 to 70	33 to 48	22 to 30	18 to 24	14 to 18	12 to 15

Class AF-3 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	6.79	4.60	3.00	2.08	1.68	1.33
First Principal Payment Date	4/25/2011	6/25/2009	12/25/2007	6/25/2007	12/25/2006	9/25/2006
Last Principal Payment Date	6/25/2013	8/25/2010	12/25/2009	7/25/2007	3/25/2007	10/25/2006
Payment Windows (mos.)	70 to 96	48 to 62	30 to 54	24 to 25	18 to 21	15 to 16
Class AF-3 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	6.79	4.60	3.00	2.08	1.68	1.33
First Principal Payment Date	4/25/2011	6/25/2009	12/25/2007	6/25/2007	12/25/2006	9/25/2006
Last Principal Payment Date	6/25/2013	8/25/2010	12/25/2009	7/25/2007	3/25/2007	10/25/2006
Payment Windows (mos.)	70 to 96	48 to 62	30 to 54	24 to 25	18 to 21	15 to 16

BOND SUMMARY (TO CALL / MATURITY)

Class AF-4 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.26	6.65	5.00	2.14	1.78	1.44
First Principal Payment Date	6/25/2013	8/25/2010	12/25/2009	7/25/2007	3/25/2007	10/25/2006
Last Principal Payment Date	2/25/2018	3/25/2014	12/25/2010	8/25/2007	4/25/2007	11/25/2006
Payment Windows (mos.)	96 to 152	62 to 105	54 to 66	25 to 26	21 to 22	16 to 17
Class AF-4 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.26	6.65	5.00	2.14	1.78	1.44
First Principal Payment Date	6/25/2013	8/25/2010	12/25/2009	7/25/2007	3/25/2007	10/25/2006
Last Principal Payment Date	2/25/2018	3/25/2014	12/25/2010	8/25/2007	4/25/2007	11/25/2006
Payment Windows (mos.)	96 to 152	62 to 105	54 to 66	25 to 26	21 to 22	16 to 17

Class AF-5 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	13.90	9.48	6.49	2.28	1.86	1.54
First Principal Payment Date	2/25/2018	3/25/2014	12/25/2010	8/25/2007	4/25/2007	11/25/2006
Last Principal Payment Date	6/25/2019	12/25/2014	3/25/2012	11/25/2007	5/25/2007	1/25/2007
Payment Windows (mos.)	152 to 168	105 to 114	66 to 81	26 to 29	22 to 23	17 to 19
Class AF-5 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	18.11	13.48	8.82	2.28	1.86	1.54
First Principal Payment Date	2/25/2018	3/25/2014	12/25/2010	8/25/2007	4/25/2007	11/25/2006
Last Principal Payment Date	3/25/2032	7/25/2026	10/25/2020	11/25/2007	5/25/2007	1/25/2007
Payment Windows (mos.)	152 to 321	105 to 253	66 to 184	26 to 29	22 to 23	17 to 19

Class AF-6 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	8.23	7.24	6.14	2.48	1.94	1.62
First Principal Payment Date	7/25/2008	8/25/2008	11/25/2009	11/25/2007	5/25/2007	1/25/2007
Last Principal Payment Date	6/25/2019	12/25/2014	3/25/2012	12/25/2007	5/25/2007	2/25/2007
Payment Windows (mos.)	37 to 168	38 to 114	53 to 81	29 to 30	23 to 23	19 to 20
Class AF-6 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	8.30	7.47	6.76	2.48	1.94	1.62
First Principal Payment Date	7/25/2008	8/25/2008	11/25/2009	11/25/2007	5/25/2007	1/25/2007
Last Principal Payment Date	1/25/2032	5/25/2026	8/25/2020	12/25/2007	5/25/2007	2/25/2007
Payment Windows (mos.)	37 to 319	38 to 251	53 to 182	29 to 30	23 to 23	19 to 20

BOND SUMMARY (TO CALL / MATURITY)

Class AV-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.57	1.20	1.00	0.76	0.63	0.55
First Principal Payment Date	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005
Last Principal Payment Date	7/25/2008	7/25/2007	3/25/2007	9/25/2006	6/25/2006	4/25/2006
Payment Windows (mos.)	1 to 37	1 to 25	1 to 21	1 to 15	1 to 12	1 to 10
Class AV-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.57	1.20	1.00	0.76	0.63	0.55
First Principal Payment Date	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005
Last Principal Payment Date	7/25/2008	7/25/2007	3/25/2007	9/25/2006	6/25/2006	4/25/2006
Payment Windows (mos.)	1 to 37	1 to 25	1 to 21	1 to 15	1 to 12	1 to 10

Class AV-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	4.02	2.57	2.00	1.53	1.18	0.97
First Principal Payment Date	7/25/2008	7/25/2007	3/25/2007	9/25/2006	6/25/2006	4/25/2006
Last Principal Payment Date	11/25/2010	11/25/2008	8/25/2007	3/25/2007	10/25/2006	7/25/2006
Payment Windows (mos.)	37 to 65	25 to 41	21 to 26	15 to 21	12 to 16	10 to 13
Class AV-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	4.02	2.57	2.00	1.53	1.18	0.97
First Principal Payment Date	7/25/2008	7/25/2007	3/25/2007	9/25/2006	6/25/2006	4/25/2006
Last Principal Payment Date	11/25/2010	11/25/2008	8/25/2007	3/25/2007	10/25/2006	7/25/2006
Payment Windows (mos.)	37 to 65	25 to 41	21 to 26	15 to 21	12 to 16	10 to 13

Class AV-3 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.58	6.16	3.55	1.90	1.56	1.22
First Principal Payment Date	11/25/2010	11/25/2008	8/25/2007	3/25/2007	10/25/2006	7/25/2006
Last Principal Payment Date	6/25/2019	12/25/2014	3/25/2012	6/25/2007	3/25/2007	10/25/2006
Payment Windows (mos.)	65 to 168	41 to 114	26 to 81	21 to 24	16 to 21	13 to 16
Class AV-3 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.29	6.52	3.90	1.90	1.56	1.22
First Principal Payment Date	11/25/2010	11/25/2008	8/25/2007	3/25/2007	10/25/2006	7/25/2006
Last Principal Payment Date	9/25/2030	12/25/2023	2/25/2019	6/25/2007	3/25/2007	10/25/2006
Payment Windows (mos.)	65 to 303	41 to 222	26 to 164	21 to 24	16 to 21	13 to 16

BOND SUMMARY (TO CALL / MATURITY)

Class M-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.25	6.21	5.01	4.27	2.54	1.99
First Principal Payment Date	11/25/2009	8/25/2008	5/25/2009	12/25/2007	5/25/2007	2/25/2007
Last Principal Payment Date	6/25/2019	12/25/2014	3/25/2012	9/25/2009	3/25/2008	8/25/2007
Payment Windows (mos.)	53 to 168	38 to 114	47 to 81	30 to 51	23 to 33	20 to 26
Class M-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.13	6.91	5.52	6.74	4.19	3.07
First Principal Payment Date	11/25/2009	8/25/2008	5/25/2009	12/25/2007	5/25/2007	2/25/2007
Last Principal Payment Date	12/25/2029	10/25/2023	9/25/2018	2/25/2016	12/25/2012	2/25/2011
Payment Windows (mos.)	53 to 294	38 to 220	47 to 159	30 to 128	23 to 90	20 to 68

Class M-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.25	6.21	4.83	4.22	2.78	2.19
First Principal Payment Date	11/25/2009	8/25/2008	2/25/2009	5/25/2009	3/25/2008	8/25/2007
Last Principal Payment Date	6/25/2019	12/25/2014	3/25/2012	9/25/2009	3/25/2008	8/25/2007
Payment Windows (mos.)	53 to 168	38 to 114	44 to 81	47 to 51	33 to 33	26 to 26
Class M-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.11	6.89	5.32	4.71	3.43	2.75
First Principal Payment Date	11/25/2009	8/25/2008	2/25/2009	5/25/2009	4/25/2008	10/25/2007
Last Principal Payment Date	3/25/2029	1/25/2023	1/25/2018	12/25/2013	5/25/2011	11/25/2009
Payment Windows (mos.)	53 to 285	38 to 211	44 to 151	47 to 102	34 to 71	28 to 53

Class M-3 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.25	6.20	4.75	3.90	2.71	2.19
First Principal Payment Date	11/25/2009	7/25/2008	1/25/2009	1/25/2009	12/25/2007	7/25/2007
Last Principal Payment Date	6/25/2019	12/25/2014	3/25/2012	9/25/2009	3/25/2008	8/25/2007
Payment Windows (mos.)	53 to 168	37 to 114	43 to 81	43 to 51	30 to 33	25 to 26
Class M-3 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.09	6.87	5.23	4.23	2.98	2.40
First Principal Payment Date	11/25/2009	7/25/2008	1/25/2009	1/25/2009	12/25/2007	7/25/2007
Last Principal Payment Date	6/25/2028	4/25/2022	7/25/2017	7/25/2013	1/25/2011	8/25/2009
Payment Windows (mos.)	53 to 276	37 to 202	43 to 145	43 to 97	30 to 67	25 to 50

BOND SUMMARY (TO CALL / MATURITY)

Class M-4 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.25	6.20	4.70	3.68	2.53	2.11
First Principal Payment Date	11/25/2009	7/25/2008	11/25/2008	10/25/2008	10/25/2007	6/25/2007
Last Principal Payment Date	6/25/2019	12/25/2014	3/25/2012	9/25/2009	3/25/2008	8/25/2007
Payment Windows (mos.)	53 to 168	37 to 114	41 to 81	40 to 51	28 to 33	24 to 26
Class M-4 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.07	6.85	5.16	4.00	2.77	2.28
First Principal Payment Date	11/25/2009	7/25/2008	11/25/2008	10/25/2008	10/25/2007	6/25/2007
Last Principal Payment Date	11/25/2027	9/25/2021	2/25/2017	3/25/2013	10/25/2010	6/25/2009
Payment Windows (mos.)	53 to 269	37 to 195	41 to 140	40 to 93	28 to 64	24 to 48

Class M-5 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.25	6.20	4.67	3.54	2.41	2.05
First Principal Payment Date	11/25/2009	7/25/2008	10/25/2008	8/25/2008	8/25/2007	5/25/2007
Last Principal Payment Date	6/25/2019	12/25/2014	3/25/2012	9/25/2009	3/25/2008	8/25/2007
Payment Windows (mos.)	53 to 168	37 to 114	40 to 81	38 to 51	26 to 33	23 to 26
Class M-5 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.04	6.82	5.11	3.85	2.64	2.21
First Principal Payment Date	11/25/2009	7/25/2008	10/25/2008	8/25/2008	8/25/2007	5/25/2007
Last Principal Payment Date	3/25/2027	1/25/2021	8/25/2016	11/25/2012	7/25/2010	4/25/2009
Payment Windows (mos.)	53 to 261	37 to 187	40 to 134	38 to 89	26 to 61	23 to 46

Class M-6 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.25	6.20	4.64	3.43	2.34	2.00
First Principal Payment Date	11/25/2009	7/25/2008	10/25/2008	6/25/2008	8/25/2007	5/25/2007
Last Principal Payment Date	6/25/2019	12/25/2014	3/25/2012	9/25/2009	3/25/2008	8/25/2007
Payment Windows (mos.)	53 to 168	37 to 114	40 to 81	36 to 51	26 to 33	23 to 26
Class M-6 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.99	6.79	5.05	3.72	2.56	2.16
First Principal Payment Date	11/25/2009	7/25/2008	10/25/2008	6/25/2008	8/25/2007	5/25/2007
Last Principal Payment Date	6/25/2026	6/25/2020	3/25/2016	7/25/2012	4/25/2010	2/25/2009
Payment Windows (mos.)	53 to 252	37 to 180	40 to 129	36 to 85	26 to 58	23 to 44

BOND SUMMARY (TO CALL / MATURITY)

Class M-7 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.25	6.20	4.61	3.35	2.30	1.96
First Principal Payment Date	11/25/2009	7/25/2008	9/25/2008	5/25/2008	7/25/2007	4/25/2007
Last Principal Payment Date	6/25/2019	12/25/2014	3/25/2012	9/25/2009	3/25/2008	8/25/2007
Payment Windows (mos.)	53 to 168	37 to 114	39 to 81	35 to 51	25 to 33	22 to 26
Class M-7 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.94	6.74	4.99	3.61	2.50	2.10
First Principal Payment Date	11/25/2009	7/25/2008	9/25/2008	5/25/2008	7/25/2007	4/25/2007
Last Principal Payment Date	7/25/2025	9/25/2019	8/25/2015	2/25/2012	12/25/2009	11/25/2008
Payment Windows (mos.)	53 to 241	37 to 171	39 to 122	35 to 80	25 to 54	22 to 41

Class B-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.25	6.20	4.60	3.28	2.29	1.95
First Principal Payment Date	11/25/2009	7/25/2008	8/25/2008	4/25/2008	7/25/2007	4/25/2007
Last Principal Payment Date	6/25/2019	12/25/2014	3/25/2012	9/25/2009	3/25/2008	8/25/2007
Payment Windows (mos.)	53 to 168	37 to 114	38 to 81	34 to 51	25 to 33	22 to 26
Class B-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.85	6.67	4.92	3.51	2.46	2.07
First Principal Payment Date	11/25/2009	7/25/2008	8/25/2008	4/25/2008	7/25/2007	4/25/2007
Last Principal Payment Date	8/25/2024	12/25/2018	1/25/2015	9/25/2011	9/25/2009	8/25/2008
Payment Windows (mos.)	53 to 230	37 to 162	38 to 115	34 to 75	25 to 51	22 to 38

Class B-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.25	6.20	4.58	3.22	2.25	1.91
First Principal Payment Date	11/25/2009	7/25/2008	8/25/2008	2/25/2008	6/25/2007	3/25/2007
Last Principal Payment Date	6/25/2019	12/25/2014	3/25/2012	9/25/2009	3/25/2008	8/25/2007
Payment Windows (mos.)	53 to 168	37 to 114	38 to 81	32 to 51	24 to 33	21 to 26
Class B-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.66	6.52	4.80	3.37	2.37	1.99
First Principal Payment Date	11/25/2009	7/25/2008	8/25/2008	2/25/2008	6/25/2007	3/25/2007
Last Principal Payment Date	3/25/2023	10/25/2017	3/25/2014	2/25/2011	4/25/2009	5/25/2008
Payment Windows (mos.)	53 to 213	37 to 148	38 to 105	32 to 68	24 to 46	21 to 35

Net WAC Rate related to the Group II Certificates
Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	7/25/2005	5.27%	9.00%	42	12/25/2008	12.00%	12.00%
2	8/25/2005	6.63%	9.00%	43	1/25/2009	11.62%	11.62%
3	9/25/2005	6.63%	9.00%	44	2/25/2009	11.62%	11.62%
4	10/25/2005	6.85%	9.00%	45	3/25/2009	12.86%	12.86%
5	11/25/2005	6.64%	9.00%	46	4/25/2009	11.62%	11.62%
6	12/25/2005	6.86%	9.00%	47	5/25/2009	12.93%	12.93%
7	1/25/2006	6.64%	9.00%	48	6/25/2009	12.51%	12.51%
8	2/25/2006	6.64%	9.00%	49	7/25/2009	12.93%	12.93%
9	3/25/2006	7.35%	9.00%	50	8/25/2009	12.51%	12.51%
10	4/25/2006	6.63%	9.00%	51	9/25/2009	12.51%	12.51%
11	5/25/2006	6.86%	9.00%	52	10/25/2009	12.93%	12.93%
12	6/25/2006	6.64%	9.00%	53	11/25/2009	13.21%	13.21%
13	7/25/2006	6.86%	9.00%	54	12/25/2009	13.65%	13.65%
14	8/25/2006	6.64%	9.00%	55	1/25/2010	13.21%	13.21%
15	9/25/2006	6.64%	9.00%	56	2/25/2010	13.21%	13.21%
16	10/25/2006	6.86%	9.00%	57	3/25/2010	14.62%	14.62%
17	11/25/2006	6.64%	9.00%	58	4/25/2010	13.21%	13.21%
18	12/25/2006	6.86%	9.00%	59	5/25/2010	13.80%	13.80%
19	1/25/2007	6.64%	9.00%	60	6/25/2010	13.36%	13.36%
20	2/25/2007	6.64%	9.00%	61	7/25/2010	13.81%	13.81%
21	3/25/2007	7.35%	9.00%	62	8/25/2010	13.36%	13.36%
22	4/25/2007	6.64%	9.00%	63	9/25/2010	13.36%	13.36%
23	5/25/2007	8.64%	9.00%	64	10/25/2010	13.81%	13.81%
24	6/25/2007	8.36%	9.00%	65	11/25/2010	13.36%	13.36%
25	7/25/2007	8.64%	9.00%	66	12/25/2009	13.81%	13.81%
26	8/25/2007	8.36%	9.00%	67	1/25/2010	13.36%	13.36%
27	9/25/2007	8.36%	9.00%	68	2/25/2010	13.36%	13.36%
28	10/25/2007	8.64%	9.00%	69	3/25/2010	14.79%	14.79%
29	11/25/2007	9.21%	9.21%	70	4/25/2010	13.37%	13.37%
30	12/25/2007	9.51%	9.51%	71	5/25/2010	13.81%	13.81%
31	1/25/2008	9.21%	9.21%	72	6/25/2010	13.37%	13.37%
32	2/25/2008	9.21%	9.21%	73	7/25/2010	13.81%	13.81%
33	3/25/2008	9.84%	9.84%	74	8/25/2010	13.37%	13.37%
34	4/25/2008	9.21%	9.21%	75	9/25/2010	13.37%	13.37%
35	5/25/2008	10.96%	10.96%	76	10/25/2010	13.81%	13.81%
36	6/25/2008	10.60%	10.60%	77	11/25/2010	13.37%	13.37%
37	7/25/2008	10.96%	10.96%	78	12/25/2010	13.81%	13.81%
38	8/25/2008	10.60%	10.60%	79	1/25/2011	13.37%	13.37%
39	9/25/2008	10.60%	10.60%	80	2/25/2011	13.37%	13.37%
40	10/25/2008	10.96%	10.96%	81	3/25/2011	14.29%	14.29%
41	11/25/2008	11.62%	11.62%

(1)

Assumes One-Month LIBOR and Six-Month LIBOR equal 3.14% and 3.54%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter.

(2)

Assumes (i) One-Month LIBOR and Six-Month LIBOR equal 3.14% and 3.54%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter and (ii) payments are received under the Cap Agreement.

Net WAC Rate related to the Subordinate Certificates
Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	7/25/2005	5.27%	9.03%	42	12/25/2008	12.00%	12.00%
2	8/25/2005	6.63%	9.03%	43	1/25/2009	11.62%	11.62%
3	9/25/2005	6.63%	9.03%	44	2/25/2009	11.62%	11.62%
4	10/25/2005	6.86%	9.04%	45	3/25/2009	12.86%	12.86%
5	11/25/2005	6.64%	9.04%	46	4/25/2009	11.62%	11.62%
6	12/25/2005	6.86%	9.04%	47	5/25/2009	12.93%	12.93%
7	1/25/2006	6.64%	9.05%	48	6/25/2009	12.51%	12.51%
8	2/25/2006	6.64%	9.06%	49	7/25/2009	12.93%	12.93%
9	3/25/2006	7.35%	9.05%	50	8/25/2009	12.51%	12.51%
10	4/25/2006	6.64%	9.08%	51	9/25/2009	12.51%	12.51%
11	5/25/2006	6.87%	9.07%	52	10/25/2009	12.93%	12.93%
12	6/25/2006	6.64%	9.08%	53	11/25/2009	13.21%	13.21%
13	7/25/2006	6.87%	9.08%	54	12/25/2009	13.65%	13.65%
14	8/25/2006	6.64%	9.10%	55	1/25/2010	13.21%	13.21%
15	9/25/2006	6.65%	9.10%	56	2/25/2010	13.21%	13.21%
16	10/25/2006	6.87%	9.10%	57	3/25/2010	14.62%	14.62%
17	11/25/2006	6.65%	9.11%	58	4/25/2010	13.21%	13.21%
18	12/25/2006	6.87%	9.11%	59	5/25/2010	13.80%	13.80%
19	1/25/2007	6.65%	9.13%	60	6/25/2010	13.36%	13.36%
20	2/25/2007	6.65%	9.13%	61	7/25/2010	13.81%	13.81%
21	3/25/2007	7.36%	9.10%	62	8/25/2010	13.36%	13.36%
22	4/25/2007	6.65%	9.14%	63	9/25/2010	13.36%	13.36%
23	5/25/2007	8.63%	9.01%	64	10/25/2010	13.81%	13.81%
24	6/25/2007	8.35%	9.03%	65	11/25/2010	13.36%	13.36%
25	7/25/2007	8.63%	9.01%	66	12/25/2009	13.81%	13.81%
26	8/25/2007	8.35%	9.03%	67	1/25/2010	13.36%	13.36%
27	9/25/2007	8.35%	9.03%	68	2/25/2010	13.36%	13.36%
28	10/25/2007	8.63%	9.01%	69	3/25/2010	14.79%	14.79%
29	11/25/2007	9.19%	9.19%	70	4/25/2010	13.37%	13.37%
30	12/25/2007	9.50%	9.50%	71	5/25/2010	13.81%	13.81%
31	1/25/2008	9.19%	9.19%	72	6/25/2010	13.37%	13.37%
32	2/25/2008	9.19%	9.19%	73	7/25/2010	13.81%	13.81%
33	3/25/2008	9.82%	9.82%	74	8/25/2010	13.37%	13.37%
34	4/25/2008	9.19%	9.19%	75	9/25/2010	13.37%	13.37%
35	5/25/2008	10.92%	10.92%	76	10/25/2010	13.81%	13.81%
36	6/25/2008	10.57%	10.57%	77	11/25/2010	13.37%	13.37%
37	7/25/2008	10.92%	10.92%	78	12/25/2010	13.81%	13.81%
38	8/25/2008	10.59%	10.59%	79	1/25/2011	13.37%	13.37%
39	9/25/2008	10.60%	10.60%	80	2/25/2011	13.37%	13.37%
40	10/25/2008	10.96%	10.96%	81	3/25/2011	14.29%	14.29%
41	11/25/2008	11.62%	11.62%

(1)

Assumes One-Month LIBOR and Six-Month LIBOR equal 3.14% and 3.54%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter.

(2)

Assumes (i) One-Month LIBOR and Six-Month LIBOR equal 3.14% and 3.54%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter and (ii) payments are received under the Cap Agreement.

BREAKEVEN CDR TABLE

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 115% Fixed Rate Mortgage PPC for Fixed Rate Mortgages and 100% Adjustable Rate Mortgage PPC for Adjustable Rate Mortgages, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward LIBOR		Static LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	32.28%	22.61%	34.01%	23.30%
Class M-2	25.90%	19.78%	27.49%	20.53%
Class M-3	22.39%	18.00%	23.90%	18.79%
Class M-4	19.40%	16.34%	20.84%	17.15%
Class M-5	17.07%	14.93%	18.46%	15.77%
Class M-6	14.75%	13.41%	16.09%	14.30%
Class M-7	12.90%	12.12%	14.20%	13.03%
Class B-1	10.95%	10.66%	12.21%	11.61%
Class B-2	9.16%	9.22%	10.34%	10.18%